As filed with the Securities and Exchange Commission on June 6, 2008

Investment Company Act File No. 811-22203

______________________________

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________

FORM N-2

/X/ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. ____

(Check appropriate box or boxes.)

DMR MORTGAGE OPPORTUNITY FUND LP
(Exact Name Of Registrant As Specified In Charter)
1800 Tysons Boulevard, Suite 200
McLean, Virginia 22102
(Address Of Principal Executive Offices)
(703) 749-8283
(Registrant's Telephone Number, Including Area Code)

Corporation Service Company
2711 Centerville Road, Suite 400
Wilmington, Delaware 19808
County of New Castle
(Name and address of agent for service)

Copy to:

David Sawyier, Esq. Sidley Austin LLP 1 South Dearborn Street Chicago, Illinois 60603	Edmund H. Price Declaration Management & Research LLC 197 Clarendon St., C-03-16 Boston, Massachusetts 02116

EXPLANATORY NOTE

This Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Beneficial interests in the Registrant are not presently being registered under the Securities Act of 1933, as amended (the “1933 Act”), because such interests will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act. However, the Registrant’s Board (as defined herein) intends to cause the Registrant, on or around the end of the Draw Period (as defined herein), to register the interests under the 1933 Act, and publicly offer up to $50 million of interests to certain “Eligible Public Offering Investors” (as described below) unless at such time the Board determines that adequate investment opportunities for the Registrant are no longer available.  Investments in the Registrant may be made only by an Eligible Investor who must be (i) an institutional “accredited investor,” as defined in Regulation D under the 1933 Act; and (ii) a “qualified client,” as defined in Rule 205-3 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), except as otherwise determined by the Fund.   This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in the Registrant.

DMR MORTGAGE OPPORTUNITY FUND LP

CONTENTS OF REGISTRATION STATEMENT

This registration statement of DMR Mortgage Opportunity Fund LP contains the following documents:

Facing Sheet

Explanatory Note

Contents of Registration Statement

Part A

Part B

Part C

Signature Page

Exhibits

TABLE OF CONTENTS – PART A
Page

Fee Table and Synopsis	A-2
General Description of the Registrant	A-3
Management	A-24
Control Persons	A-34
Capital Stock, Long-Term Debt and Other Securities	A-34
Long-Term Debt	A-35
General	A-35

Taxes	A-35
Outstanding Securities	A-42
Securities Ratings	A-42
Defaults and Arrears on Senior Securities	A-42
Legal Proceedings	A-42
Table of Contents of Statement of Additional Information	A-42

PART A

JUNE 6, 2008

Responses to Items 1, 2, 3.2, 4, 5, 6, and 7 of Part A have been omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2.

ITEM 3.1.  – FEE TABLE AND SYNOPSIS.

Annual Expenses (as a percentage of net assets attributable to the limited partnership interests of the Fund (the “Interests”))
Management Fee	1.50%
Administrative Services Fee(1)	0.07%
Custodial Fee	0.01%
Other Expenses**	0.183%

Total Annual Expenses**	1.763%

Carried Interest(2)	20%

**Based on Capital Commitments of $211,000,000 as of May 15, 2008.
________________
(1)  The Fund will be charged an Administrative Services Fee of up to 0.07% of assets under management (which fee is allocated pro rata among the Limited Partners) payable to LaSalle Bank National Association.  The table assumes the maximum Administrative Services Fee (i.e., the Fund has assets under management of $0 - $300,000,000) is charged.  Investments will be subject to an Administrative Services Fee in the amounts set forth below:

Assets under Management of the Fund	Administrative Services Fee
$0 - $300,000,000	0.07%
$300,000,001 or more	0.06%

(2)  Declaration (as defined below) will be allocated an amount equal to 20% of the distributions made by the Fund from the realization of fund investments (the “Carried Interest”).  Please see “Priority of Distributions” included in Item 9.1 “Expenses; Management Fees; Distributions” below for a more complete description of the Carried Interest.

The following hypothetical example is intended to compare the cost of investing in the Fund with the cost of investing in other funds.  The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown.  The tables and the assumption in the hypothetical example of a 5% annual return are required by regulations of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Interests.  The example reflects no allocation by the Fund to Declaration of the Carried Interest, since the assumed 5% annual returns is less than the Hurdle Hard Return as described in Item 9.1(f). The Carried Interest depends on the Fund’s future net capital appreciation.

The following example should not be considered a representation of past or future expenses, because actual expenses may be greater or less than those shown.

Example

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return(1)	1 YEAR $19	3 YEARS $58	5 YEARS $102	10 YEARS $233

(1)
Actual expenses may be higher or lower than the amounts shown in the fee table and, consequently, the actual expenses incurred by an investor may be greater or less than the amounts shown in the Example.

ITEM 8.  – GENERAL DESCRIPTION OF THE REGISTRANT.

DMR Mortgage Opportunity Fund LP (the “Fund”) is recently organized closed-end, non-diversified management investment company organized as a limited partnership under the laws of the State of Delaware on April 7, 2008.  Interests in the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).  Investments in the Registrant may be made only by an Eligible Investor who must be (i) an institutional “accredited investor,” as defined in Regulation D under the 1933 Act; and (ii) a “qualified client,” as defined in Rule 205-3 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), except as otherwise determined by the Fund.  This Registration Statement, as amended, does not constitute an offer to sell, or the solicitation of an offer to buy, any “security” within the meaning of the 1933 Act.

Declaration Management & Research LLC, a Delaware limited liability company that serves as the adviser of the Fund (“Declaration” or the “Adviser”) proposes and the Board intends to cause the Fund, on or around the end of the Draw Period (as defined herein), to register the Interests under the 1933 Act, and publicly offer up to $50 million of Interests (the “Public Offering”) to certain “Eligible Public Offering Investors” (as described below) unless at such time the Board determines that adequate investment opportunities for the Fund are no longer available.  Each “Eligible Public Offering Investor” will be required to meet the qualifications specified in the Fund’s 1933 Act registration statement.  Among other qualifications, each Eligible Public Offering Investor must be a “qualified client,” as defined in Rule 205-3 of the Advisers Act.

The Fund’s investment objective is to provide investors with attractive returns through long-biased opportunistic investing in stressed, distressed and other undervalued mortgage-backed securities and related fixed-income assets.  It is anticipated that the Fund’s returns (if any) will be captured through the cash flow generated by the securities it acquires at discounted prices and through capital appreciation.

Declaration will employ a “bottom-up” approach to security selection, seeking to identify assets which may be acquired at prices below their intrinsic value. Declaration will acquire investments deliberately over a 12- to 24-month period, utilizing analysis at the loan level and modeling the structural characteristics of each transaction. Declaration has a value orientation in security selection, seeking a margin of safety or cushion between likely, estimated performance expectations and extreme loss outcomes.  This value orientation is particularly applicable to the Fund, which has been formed to invest in an opportunity set characterized by material undervaluations of a number of credit instruments, and is based on practical experience that quantitative models and base case loss and prepayment assumptions do not fully describe risk. In determining a reasonable purchase price for assets, Declaration will seek an expected return profile which should hold up to a margin of slippage in its loss forecasts.

The Fund will not be diversified, but rather has been formed as a “special purpose vehicle” in an attempt to capitalize on mortgage credit market conditions that began in 2007 and are expected to prevail beyond the second quarter of 2008.  The Fund seeks to produce consistent absolute returns by applying an asset-level bottom-up analysis combined with multiple stress scenario analysis to find value opportunities in mortgage credit markets.  Declaration believes that there are numerous opportunities in the mortgage credit markets that can allow the Fund to benefit from favorable changes in prepayment speeds, default rates and structural step-downs.

The Fund intends to invest in debt securities that are sold at a discount, including non-investment grade and non-rated securities. These investments will consist primarily of residential mortgage-backed securities, commercial mortgage-backed securities, second lien loans and structured finance collateralized debt obligations, but also may include mortgage-related corporate credits and other mortgage-related investments.  The Fund also may employ interest rate and credit derivatives for risk mitigation.

The Fund may not incur any indebtedness for borrowed money.

The Interests are highly speculative and illiquid securities involving substantial risk of loss.  The Fund is a concentrated “special purpose vehicle” investment formed in an effort to capitalize on a relatively narrow opportunity set in the credit markets.  The Interests are offered only to institutional investors for which an investment in the Fund does not represent a complete investment program or a material portion of the risk segment of their portfolios and who fully understand and are capable of assuming the complex risks of an investment in the Fund, including the material difficulty in valuing certain of the Fund’s investments and the concentrated nature of its portfolio.  The following considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund.

General Risks

An investment in the Fund involves a high degree of risk.  There can be no assurance that the Fund will achieve its objective or avoid substantial or total loss, or that a Limited Partner (as defined herein) will not lose all or substantially all of its investment.

The Fund will trade and invest in credit instruments which Declaration believes are trading at a substantial discount to “fair value” (including expected cash flows) in large part due to the currently unsettled conditions in the credit markets.  Any strategy designed to profit from unusually depressed pricing in certain assets can involve an unusually high degree of risk as it is impossible to predict the resolution (if any) at which the markets will arrive for such unsettled circumstances.  A number of private investment funds and proprietary investors have incurred severe losses trading in credit markets, due to economic crises, retroactive taxation, governmental intervention in the markets and other factors.

Risk of Loss

The Fund may incur substantial or even total losses.

Concentrated Strategy

If a material number of the Fund’s holdings experience losses above those estimated by Declaration at their acquisition, then the Fund will not achieve their objective.

New Strategy

Declaration has not previously implemented a strategy as concentrated as that to be used for the Fund.

First Registered Investment Company Sponsored by Declaration

Declaration has not previously operated a registered investment company.

Interest-Rate Exposure

The Fund will be exposed to interest rate risk in several dimensions.

No Operating History

The Fund has no operating history.

Closed-End Fund; Limited Liquidity; Interests Not Listed

The Fund is a closed-end, non-diversified, management investment company designed primarily for long-term investment and is not intended to be a trading vehicle.  Investors should not invest in the Fund if they need a liquid investment.

The Fund does not intend to list its Interests for trading on any national securities exchange.  There is no secondary trading market for the Interests, and none is expected to develop.  The Interests are, therefore, not readily marketable.  Because the Fund is a closed-end investment company, its Interests are not redeemable at the option of the Fund’s limited partners (each, a “Partner” or a “Limited Partner”), and they are not exchangeable for interests of any other fund.  In addition, the Interests may not be transferred without first obtaining the consent of Declaration, which will be granted if the transferee is an Eligible Investor, the Transfer is permitted under applicable securities law restrictions and the transfer will not result in the Fund constituting a publicly traded partnership for tax purposes.  As a result, the Interests are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end investment companies.

The Public Offering also will not create any secondary market in the Interests.

Non-Diversified Status Under the 1940 Act

The Fund is a “non-diversified” investment company.  Thus, there are no limitations imposed by the 1940 Act on the percentage of the Fund’s assets that may be invested in the securities of any one issuer.  Moreover, the Fund is subject to only the limited investment guidelines described under “The Fund’s Investment Objective and Strategies — Investment Guidelines” included in the SAI.  This may result in the Fund’s investment portfolio being more susceptible to a single economic, political, or regulatory occurrence than would be the case if the Fund were operated as a diversified investment company.

Proposed Public Offering

Declaration proposes to cause the Fund to make the Public Offering of up to $50 million of Interests on or around the end of the Draw Period, which will end on or before May 15, 2009, unless at such time the Board determines that adequate investment opportunities for the Fund are no longer available.  Due to the significant component of its total portfolio which is expected to consist of non-readily marketable illiquid positions, economic dilution may result from the Fund’s issuance of Interests in return for funds invested in a Public Offering occurring a number of months after the private offering.  In addition, the earlier investors will have been subject to the considerable risk of the Fund’s positions for the period during which subsequent investors are accepted into the Fund pursuant to the Public Offering.  The extent of dilution risk will depend on the accuracy of the Net Asset Value (as defined herein) used in connection with issuing Interests in the Public Offering.  There is also a risk that the Fund may need substantive changes to its terms in response to the SEC’s comments during the Securities Act registration process.

Counterparties and Brokers

The financial institutions and counterparties, including banks and brokerage firms, with which the Fund trades or invests, may encounter financial difficulties and default on their respective obligations to the Fund.  Any such default could result in material losses to the Fund.

Bankruptcy and Insolvency

Due to the severely depressed conditions in the mortgage market, the default rate on the mortgages underlying many of the securities acquired by the Fund has risen dramatically.  The Fund may invest in mortgage- or mortgage-industry related corporate credit instruments which Declaration believes to be undervalued, such undervaluation resulting directly from the volatile illiquidity of the credit markets.  The Fund will not be able to liquidate its positions on an economically viable basis until market conditions improve.

It is not possible to predict when, if ever, the mortgage market will return to historical default rates.

Custody Risk

The Fund typically will not control the custodianship of all of its securities.  The securities and other assets of the Fund may be held by a number of qualified custodians.  The banks selected to act as custodians may become insolvent, causing the Fund to lose all or a portion of its assets held by those parties.

Reliance on Corporate Management and Financial Reporting

The Fund may trade corporate debt instruments and asset-backed securities (“ABS”), RMBS (as defined herein), CMBS (as defined herein) and CDS (as defined herein).  Declaration may select investments for the Fund in part on the basis of information and data filed by issuers of securities with various government regulators or made directly available to Declaration by the issuers of securities or through sources other than the issuers such as collateral pool servicers. Although Declaration will evaluate all such information and data and seek independent corroboration when it considers it appropriate and reasonably available, Declaration will not be in a position to confirm the completeness, genuineness or accuracy of such information and data, and in some cases, complete and accurate information will not be readily available.  Declaration is dependent upon the integrity of the management of these issuers and of such servicers and the financial and collateral performance reporting processes in general.  Recent events have demonstrated the material losses which investors such as the Fund can incur as a result of corporate mismanagement, fraud and accounting irregularities.

Declaration will have no ability independently to verify the underwriting standard applied to the mortgage loans underlying the securities which the Fund acquires.  One of the primary causes of the current disruption in the credit markets has been the realization that the underwriting standards applied to sub-prime and Alt-A mortgages appear to have been in many cases inadequate.

Unspecified Use of Capital Contributions

The Capital Contributions (as defined herein) are intended to be used for investments which, as of the date of the Memorandum, have not been selected by Declaration.  Limited Partners will not have an opportunity to evaluate for themselves the relevant economic, financial or other information regarding the investments made by the Fund.

Intense and Focused Competition

Numerous institutional investors as well as private investment funds have recognized the potential opportunities created by the current dislocations in the credit markets and have formed “special purpose vehicles” similar to the Fund in an effort to capitalize on such dislocations.  Many of these investors and funds have resources substantially in excess of those available to the Fund and also have already been formed and so have the advantage of being in the market before the Fund.

Capital Raising Risk

If the Fund’s capitalization is materially less than anticipated, the investments acquired with the proceeds of initial Capital Contributions may be materially overweighted to a credit market sector which Declaration had intended to represent only a small component of the Fund’s overall portfolio.

Changing Market Conditions

The current dislocations in the credit markets may be short-lived, and the Fund may not be able to become fully (or even substantially) invested before the dislocations are resolved.

Limited Partners will be committed to the Fund until its complete liquidation, and each Limited Partner will, except in the unlikely circumstance of a Key Person Event (as defined herein), be committed to make Capital Contributions up to the full amount of their respective Capital Commitments (as defined herein) through May 15, 2009, despite potentially material changes in the economic climate, the Fund, Declaration and/or in their own financial condition and portfolio objectives.

Credit Market Risks

Market Risks in General

The Fund has been formed in an attempt to take advantage of dislocations in the credit markets stemming from a number of factors, including the increasing delinquency rate on many types of mortgage loans.

Declaration will attempt to acquire credit instruments trading at a significant discount to their intrinsic value.  If such cash flows are not, in fact, realized due to defaults in the underlying mortgages, the Fund’s strategy will fail.

Investing in disrupted markets is premised on the view that eventually markets will return to what had previously been the norm.   There can be no assurance, however, that a fundamental change has not occurred in the credit markets so that the positions acquired by the Fund at what it believes to be a material discount to fair value are in fact worth no more (and, possibly, substantially less) than the value at which the Fund acquires such positions.

Lack of Liquidity

The Fund’s portfolio will be illiquid.  Lack of liquidity can make it economically unfeasible for the Fund to recognize profits on open positions or to close out open positions against which the market is moving.  In addition, illiquidity can disrupt the historical price relationships on which certain of the Fund’s strategies are based; the fewer transactions that take place the greater the risk of market values not reflecting true pricing relationships or fair value.  Lack of liquidity also increases valuation risk.

Positions with No Readily Available Value

The Fund’s positions will be acquired because Declaration believes that the market value for any such position is materially less than its intrinsic value.  Valuation of some of these positions will necessarily be based on Declaration’s estimates and models and may prove to be materially inaccurate.  If the credit instruments acquired by the Fund are not, in fact, paid in accordance with their tenor, the Fund could sustain material losses.

Investing in Market Disruptions

The Fund’s plan of operation is to invest in the credit markets, which are currently disrupted and in a state of distress.  This is a high-risk strategy because, by definition, the markets in which the Fund will invest are not operating in a manner consistent with traditional trading patterns.

Market disruptions caused by unexpected natural catastrophes, political, military and terrorist events may from time to time cause dramatic losses for the Fund, and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

Strategy Risks

Concentrated Strategy

The Fund has been formed to take advantage of the current dislocation in the mortgage credit markets by acquiring materially undervalued debt instruments which have the potential to generate attractive cash flow from interest and/or return of principal.  The Fund’s success will be determined primarily by Declaration’s ability to identify these instruments and the soundness of Declaration’s presumption that such instruments will generate attractive cash flow relative to their credit risks.

This core strategy — given its singleness of purpose — is subject to an unusually high degree of risk and may be fundamentally flawed.

High or Increasing Loan-to-Value Ratio May Impact RMBS Loss and Delinquency Rates More than Loans Originated Under More Traditional Standards

The underwriting guidelines pursuant to which the RMBS were originated do not prohibit a borrower from obtaining, at the time of origination of the first-lien mortgage loan, additional financing which is subordinate to that first-lien mortgage loan.  High loan-to-value ratios may make it more difficult for a borrower to make payments under the related mortgage loans.  Additionally, values of mortgaged properties may decrease from the time that the mortgage loan is originated, resulting in a higher loan-to-value ratio.  A decrease in the value of the mortgaged property may limit the borrower’s ability to refinance the mortgage loan which in turn, may lead to a default on the mortgage loan.  In either case, the high loan-to-value ratios may have a greater effect on the delinquency, foreclosure, bankruptcy and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner.  Declaration cannot be certain that the values of the related mortgaged properties have remained or will remain at the levels in effect on the dates of origination of the related mortgage loans.

Recent Developments in the Residential Mortgage Market

There have been and continue to be severe disruptions in the mortgage market in the United States. The bulk of these mortgages are sold to the capital markets through securitizations, resulting in the originators of these mortgages transferring the originators’ exposure to the credit risk of the borrowers to the investors in these securitizations.  As a result, it is reasonable to assume that the originators could have financial incentives to maximize the amount of loans originated irrespective of the credit quality of the borrowers.

The delinquency rate on many types of mortgage loans has risen over the past 12 to 18 months, a trend which may be expected to continue as the general rise in housing prices in the 2000-2005 period continues to flatten or reverse, reducing the incentives of the borrowers (especially non-resident borrowers who acquired the properties subject to mortgage as a speculation) to pay their mortgages as due.  Mortgage securitizations typically issue a number of tranches of debt, certain of which become impaired at a relatively low default rate on the underlying pool of mortgages.  A significant amount of mortgage securitization debt currently is trading at well below face value.

Another factor that may result in higher delinquency rates and losses in the future is the increase in monthly payments on adjustable rate mortgage loans.  Borrowers with adjustable rate mortgage loans are being exposed to increased monthly payments when the related mortgage interest rate adjusts upward from the initial fixed rate or a low introductory rate, as applicable, to the rate computed in accordance with the applicable index and margin.  This increase in borrowers’ monthly payments, together with any increase in prevailing market interest rates, may result in significantly increased monthly payments for borrowers with adjustable rate mortgage loans.

Borrowers seeking to avoid these increased monthly payments by refinancing their mortgage loans may no longer be able to find available replacement loans at comparably low interest rates.  A decline in housing prices may also leave borrowers with insufficient equity in their homes to permit them to refinance, and in addition, many mortgage loans have prepayment premiums that inhibit refinancing.  Furthermore, borrowers who intend to sell their homes on or before the expiration of the fixed rate periods on their mortgage loans may find that they cannot sell their properties for an amount equal to or greater than the unpaid principal balance of their loans.  These events, alone or in combination, may contribute to higher delinquency rates and losses.

In addition, numerous residential mortgage loan originators have recently experienced serious financial difficulties and, in some cases, bankruptcy.

Numerous laws, regulations and rules related to the servicing of mortgage loans, including foreclosure actions, have been proposed recently by federal, state and local governmental authorities.  If enacted, these laws, regulations and rules may delay the foreclosure process, reduce payments by borrowers or increase reimbursable servicing expenses, which are likely to result in delays and reductions in the distributions to be made to the Fund as an investor in RMBS or CDOs backed by RMBS.  The Fund and other similarly-situated investors will bear the risk that these future regulatory developments will result in losses on their investments, whether due to delayed or reduced distributions or reduced market value.

Limited Liquidity in the Secondary Markets

The mortgage securities markets are currently experiencing unprecedented disruptions resulting from reduced investor demand for mortgage loans and mortgage-backed securities and increased investor yield requirements for those loans and securities.  As a result, the secondary market for mortgage-backed securities is experiencing extremely limited liquidity.  These conditions may continue or worsen in the future.

If only a portion of issued securities has been sold to the public, the market for such securities may be illiquid because of the small amount of such securities held by the public.  In addition, the market overhang created by the existence of securities that the market is aware may be sold to the public in the near future could adversely affect the Fund’s ability to sell and/or the price such securities.

Issuer-Specific Risk

The Fund will acquire debt securities issued by particular special purchase vehicles and other companies.  As such, the Fund will be exposed not only to the risk of the mortgage credit markets in general not recovering but of the specific issuers whose securities the Fund acquires defaulting.  Even though the basic premise of Declaration in forming the Fund as a “special purpose vehicle” to invest in undervalued debt may be sound, the Fund may eventually incur material losses as well as underperform other funds formed for the same purpose due to Declaration’s issuer-specific securities selection.

Potential for Insufficient Investment Opportunities

Declaration may not be able to secure a sufficient number of investment opportunities to use the full amount of the Capital Commitments.  The activity of identifying, completing and realizing attractive investments on a global basis is competitive and involves a high degree of uncertainty.  The availability of investment opportunities generally will be subject to market conditions as well as to the prevailing regulatory and political climate.

Projections

The Fund may make investments relying upon projections developed by Declaration concerning a given credit instrument’s future performance and cash flow.  Projections are inherently uncertain and subject to factors beyond the control of Declaration and the issuer in question.  The inaccuracy of certain assumptions, the failure to satisfy certain financial requirements and the occurrence of unforeseen events could impair the ability of a portfolio company to realize projected values and/or cash flow.

Expedited Transactions

Investment analyses and decisions by Declaration will often be undertaken on an expedited basis in order for the Fund to take advantage of investment opportunities.  In such cases, the information available to the firm at the time of an investment decision may be limited, and the firm may not have access to the detailed information necessary for a full evaluation of the investment opportunity.  In addition, the financial information available to Declaration may not be accurate or based upon accepted accounting methods.

Discretionary Aspects of Declaration’s Strategies

While Declaration will make use of quantitative analysis and computer models to assist its trading, its portfolio managers will rely heavily on their market judgment and experience in investing the Fund’s portfolio.  Their discretionary trading decisions may be less disciplined than, and may materially underperform, a more systematic approach.

Certain Risks Associated With Instruments Traded

The Fund has been formed for the purpose of investing in credit instruments which Declaration believes have become materially undervalued.  This is an inordinately high-risk portfolio concentration.  Purchased securities could become further undervalued and more illiquid.  Prospective investors must recognize that in addition to the following general risks of the financial instruments in which the Fund may invest, the Fund has chosen to concentrate on a particularly high-risk sub-sector of such securities.

Set forth below is a description of the types of fixed-income securities and other instruments that the Fund may invest in, and some of the risks associated with these investments.

Debt Securities in General

The Fund will invest in fixed-income and adjustable rate securities and, as a buyer of protection only, related credit default swaps.

Fixed-income securities are subject to interest rate, market and credit risk.

Interest rate risk relates to changes in a security’s value as a result of changes in interest rates generally.

The debt securities in which the Fund will invest will primarily be securities trading at a significant discount to their principal.

There are no reliable sources of statistical information with respect to the default rates for many of the types of debt which the Fund may purchase.  To the extent that Declaration’s assumptions as to default rates prove materially incorrect, the Fund is likely to incur material losses.

Asset-Backed Securities

The Fund will invest in ABS.  ABS are securities that entitle the holders to receive payments that depend primarily on the cash flow from a specified pool of financial assets, either fixed or revolving, that by their terms convert — if paid in accordance with their tenor — into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of the ABS.

Holders of ABS, including the Fund, bear various risks, including credit risks, liquidity risks, interest-rate risks, market risks, operations risks, structural risks and legal risks.  The Fund may invest significant amounts of capital in ABS that are subordinate in right of payment and rank junior to other securities that are secured by or represent an ownership interest in the same pool of assets.  In addition, many of the transactions in which such securities are issued have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels.  As a result, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets.

Residential and Commercial Mortgage-Backed Securities

Investing in commercial and residential mortgage-backed securities involves the risks typically associated with investing in traditional fixed-income securities (including interest rate and credit risk) as well as the risk of principal prepayment and exposure to real estate.

If the Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “sub-prime” mortgages.  An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities.  A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

The underwriting standards for “sub-prime” and “Alt-A” loans are more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with regard to the borrower’s credit standing and repayment ability.  Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies.  In addition, they may not have the documentation required to qualify for a standard mortgage loan.  A sharp increase in the rate of delinquencies amongst subprime, Alt-A and some prime loans began in 2007.  This has severely impacted the liquidity of many types of mortgage pools, causing significant market uncertainty and a lack of liquidity for these securities.

REIT Debt Securities

The Fund may invest in debt securities or derivatives indexed to real estate investment trust (“REIT”) debt securities.  Investments in REIT debt securities involve special risks.  In particular, REITs generally are permitted to invest solely in real estate or real estate related assets and are subject to the inherent risks associated with such investments. Consequently, the financial condition of any REIT may be affected by the risks described above with respect to commercial mortgage loans and mortgage-backed securities and similar risks, including (i) risks of delinquency and foreclosure and risks of loss in the event thereof, (ii) the dependence upon the successful operation of and net income from real property, (iii) risks generally incident to interests in real property, including those described above, (iv) risks that may be presented by the type and use of a particular commercial property and (v) the difficulty of converting certain property to an alternative use in the event that the operation of such commercial property for its original purpose becomes unprofitable for any reason.

In addition, risks of REIT debt securities may include (among others):  (i) limited liquidity and secondary market support; (ii) substantial market price volatility resulting from changes in prevailing interest rates; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the Fund to reinvest premature redemption proceeds in lower yielding collateral debt securities; (v) the possibility that earnings of the REIT debt security issuer may be insufficient to meet its debt service; and (vi) the declining creditworthiness and potential for insolvency of the issuer of such REIT debt securities during periods of rising interest rates and economic downturn.  An economic downturn or an increase in interest rates could severely disrupt the market for REIT debt securities, adversely affecting the value of outstanding REIT debt securities and the ability of the issuers to repay principal and interest.

Structured Credit Products

Special risks may be associated with the Fund’s investments in structured credit products — i.e., collateralized debt obligations, synthetic credit portfolio transactions and asset-backed securities.

Structured Finance Obligations

Structured finance obligations are subject to prepayment, credit, liquidity, market, structural, legal and interest rate risks, among others.

CDO Securities

A portion of the investments acquired by the Fund may consist of CDO securities.

CDO securities generally have underlying risks such as interest rate mismatches, trading and reinvestment risk and tax considerations.  Each CDO security, however, will involve risks specific to the particular CDO security and its underlying portfolio. The value of the CDO securities generally will fluctuate with, among other things, the financial condition of the obligors on or issuers of the underlying portfolio, general economic conditions, the condition of certain financial markets, political events, developments or trends in any particular industry and changes in prevailing interest rates.   Also, CDO structures are complex; the Fund may be subject to a number of as yet unanticipated risks in investing in CDOs.

CDO securities are usually limited-recourse obligations of the issuer thereof payable solely from the underlying portfolios of such issuer or proceeds thereof. Consequently, holders of CDO securities must rely solely on distributions on the underlying portfolio or proceeds thereof for payment in respect thereof. If distributions on the underlying portfolio are insufficient to make payments on the CDO security, no other assets will be available for payment of the deficiency and following realization of the underlying assets, the obligation of such issuer to pay such deficiency will be extinguished. As a result, the amount and timing of interest and principal payments will depend on the performance and characteristics of the related underlying portfolios.

Some CDOs may have underlying portfolios that hold or invest in some of the same assets as the Fund.  As a result, investors in the Fund are exposed to the risk of loss on CDO securities.  If investors in the Fund are also investors in a CDO security which the Fund acquires (or in other tranches of securities sold by the same CDO), the exposure of such investor to the risk of loss on such CDO security will be increased.

Underlying CDO portfolios may consist of high yield debt securities, structured finance securities, synthetic securities and other debt instruments. Such investments may be speculative. To the extent that the underlying portfolios consist of RMBS  and CMBS, the CDO securities will be subject to the risks described under “—Asset-Backed Securities” and “—Residential and Commercial Mortgage-Backed Securities,” above.

CDO securities are subject to interest rate risk. The underlying portfolio of a CDO will include assets that bear interest at a fixed or floating rate of interest, and while the CDO securities issued by such CDO also may bear interest at a floating or fixed rate, the proportions of a CDO’s assets bearing interest at fixed and floating rates will typically not match the proportions to which such CDO security issuer’s liabilities bear interest at fixed and floating rates. As a result, there could be a floating/fixed rate or basis mismatch between such CDO securities and underlying portfolios which bear interest at a fixed rate, and there may be a timing or basis mismatch between the CDO securities and underlying portfolios that bear interest at a floating rate as the interest rate on such floating rate underlying portfolios may adjust more frequently or less frequently, on different dates and based on different indices, than the interest rates on the CDO securities. As a result of such mismatches, an increase or decrease in the level of the floating rate indices could adversely impact the ability to make payments on the CDO securities.

The CDO securities which the Fund may purchase may be subordinated to other classes of securities issued by each respective issuer thereof.  CDO securities that are not part of the most senior tranche(s) of the securities issued by the issuer thereof may allow for the deferral of the payment of interest.  The CDO securities that Declaration anticipates may form part of the Fund’s portfolio may include both senior and mezzanine debt issued by CDOs subject to the constraints on mezzanine issues described below in “Investment Guidelines.”  The CDO securities that are mezzanine debt will have payments of interest and principal that are subordinated to one or more classes of notes that are more senior in the related issuer’s capital structure, and generally will allow for the deferral of interest subject to the related issuer’s priority of payments. To the extent that any losses are incurred by a CDO, such losses will be borne by holders of the mezzanine tranches before any losses are borne by the holders of senior tranches. In addition, if an event of default occurs under the applicable indenture, as long as any senior tranche of CDO securities is outstanding, the holders of the senior tranche thereof generally will be entitled to determine the remedies to be exercised under the indenture, which could be adverse to the interests of the holders of the mezzanine tranches (including the Fund).

The risks associated with investing in CDO securities may in addition depend on the skill and experience of the managers of the CDOs’ underlying portfolios, particular with respect to active trading.

Bank Loans

The Fund may invest in mortgage-related loans and loan participations originated by banks and other financial institutions.  These investments may include highly-leveraged loans to borrowers with below investment grade credit ratings.  Such loans are typically private corporate loans that are negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions.  In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business that is not generally available to the public.  To the extent that the Fund obtains such information and it is material and nonpublic, the Fund is unable to trade in the securities of the borrower until the information is disclosed to the public or otherwise ceases to be material, nonpublic information.

The Fund may invest directly or through participations in loans with revolving credit features or other commitments or guarantees to lend funds in the future.  A failure by the Fund to advance requested funds to a borrower could result in claims against the Fund and in possible assertions of offsets against amounts previously lent.

The Fund may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation).  The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution.  A participation interest in a portion of a debt obligation typically results in a contractual relationship with only the institution acting as a lender under the credit agreement, not with the borrower.  As a holder of a participation interest, the Fund generally will have no right to exercise the rights of the lender under the credit agreement, including the right to enforce compliance by the borrower with the terms of the loan agreement, approve amendments or waivers of terms, nor will the Fund have any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation.  As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Leveraged loans have historically experienced significantly higher default rates than investment-grade debt.  These instruments are commonly under intense price pressure, and the dynamics driving their value are often company-specific issues unrelated to market-wide investor sentiment.  The liquidity for defaulted obligations is very limited, and such obligations typically may only be sold at severe discounts to face value.  There can be no assurance that the ultimate recovery on any defaulted obligation will not be materially less than the recovery rate assumed by Declaration in determining whether to acquire such obligation.

Investment-Grade and Non- or Lower-Rated Securities

The Fund’s investment portfolio may include both investment-grade and lower-rated securities (sometimes referred to as “high yield” or “junk” bonds).  Analysis of the creditworthiness of lower-rated debt is complex.  Lower-rated securities are often more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade debt.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities, especially given the typically thinly traded market in such securities.

Credit ratings evaluate the safety of the principal and interest payments, not the market value risk, of lower-rated securities.

Rating agencies may fail to make timely changes to credit ratings to reflect credit events occurring since a security was rated, so that outstanding ratings may not reflect the issuer’s current credit standing.

Options

The Fund may purchase and sell put and call options on debt securities, indices (both narrow- and broad-based) and currencies.  A put option on securities or currencies gives the purchaser of the option, upon payment of a premium, the right to deliver a specified amount of the securities or currencies to the writer of the option on or before a fixed date at a predetermined price.  A put option on a securities index gives the purchaser of the option, upon payment of a premium, the right to a cash payment from the writer of the option if the index drops below a predetermined level on or before a fixed date.  A call option on securities or currencies gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of the securities on or before a fixed date at a predetermined price.  A call option on a securities index gives the purchaser of the option, upon payment of a premium, the right to a cash payment from the writer of the option if the index rises above a predetermined level on or before a fixed date.

Call options may be purchased for speculative purposes or to provide exposure to increases in the market (e.g., with respect to temporary cash positions) or to hedge against an increase in the price of securities, currencies or other investments that the Fund intends to purchase or has sold short.  Similarly, put options may be purchased for speculative purposes or to hedge against a decrease in the market generally or in the price of securities or other investments held by the Fund.  Buying options may reduce the Fund’s returns, but by no more than the amount of the premiums paid for the options.

The Fund may write covered put options (i.e., where the Fund segregates assets to cover the strike price of the option) to enhance returns when Declaration perceives that the option premium offered is in excess of the premium that Declaration would expect to be offered under existing market conditions, or if the exercise price of the option is less than the price that Declaration expects the security or other underlying investment to reach during the life of the option.  Writing covered put options may limit the Fund’s portfolio gains if the option is exercised because the Fund will have to sell assets or use cash on hand to buy the underlying investments above the current market price.  The Fund also may write “naked” put options (i.e., writing options without segregating assets to cover the strike price), which could result in substantial losses if the price of the security or other underlying investment decreases during the term of the option.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Forward Trading

The Fund may invest in forward contracts and options thereon, which, unlike futures contracts, are not traded on exchanges and are not standardized.  Rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis.  Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable.  The principals that deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration.  There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell.  Disruptions can occur in any market traded by the Fund due to unusually high trading volume, political intervention or other factors.  The imposition of controls by government authorities might also limit such forward (and futures) trading to less than that which Declaration would otherwise recommend, to the possible detriment of the Fund.  Market illiquidity or disruption could result in major losses to the Fund.

Credit Default Swaps

The Fund may purchase credit derivatives contracts — primarily credit default swaps — for risk mitigation.  The Fund will not invest in long CDS positions (i.e., the Fund will not enter into CDS as a seller of credit protection).  The typical credit default swap contract requires the seller to pay to the buyer, in the event that a particular reference entity experiences specified credit events, the difference between the notional amount of the contract and the value of a portfolio of securities issued by the reference entity that the buyer delivers to the seller.  In return, the buyer agrees to make periodic payments equal to a fixed percentage of the notional amount of the contract.

In circumstances in which the Fund did not own the debt securities under a credit default swap that requires physical settlement, the Fund would be exposed to the risk that deliverable securities will not be available in the market, or will be available only at unfavorable prices, as would be the case in a so-called “short squeeze.”  In certain instances of issuer defaults or restructurings, it has been unclear under the standard industry documentation for credit default swaps whether or not a “credit event” triggering the seller’s payment obligation had occurred.  In either of these cases, the Fund would not be able to realize the full value of the credit default swap upon a default by the reference entity.

Futures Contracts

Trading in financial futures contracts is a specialized activity that may entail greater than ordinary investment risks.  Financial futures markets are volatile and are influenced by factors, such as changing supply and demand relationships, governmental programs and policies, national and international political and economic events and changes in interest rates.  In addition, because of the low margin deposit normally required in financial futures trading, a high degree of leverage is typical of a financial figures trading account. Consequently, a relatively small price movement in a futures contract may result in substantial losses to the trader.  Financial futures trading may also be illiquid because certain futures exchanges do not permit trading in a particular type of future beyond certain set limit.  If prices fluctuate during a single day’s trading beyond those limits, which conditions have in the past sometimes lasted for several days in certain contracts, the Fund could be prevented from promptly liquidating unfavorable positions and thus be subject to substantial losses.

In entering into futures contracts and options on futures contracts, there is a credit risk that a counterparty will not be able to meet its obligations to the Fund.  The counterparty for futures contracts and options on futures contracts traded in the United States and on most foreign futures exchanges is the clearinghouse associated with such exchange.  In general, clearinghouses are backed by the corporate members of the clearinghouse that are required to share any financial burden resulting from the non-performance by one of its members and, as such, should significantly reduce this credit risk.  In cases where the clearinghouse is not backed by the clearing members (i.e., some foreign exchanges), it is normally backed by a consortium of banks or other financial institutions.  There can be no assurance that any counterparty, clearing member or clearinghouse will be able to meet its obligations to the Fund.

In addition, under the Commodity Exchange Act, futures commission merchants are required to maintain customers’ assets in a segregated account.  If the Fund engages in futures and options contract trading and the futures commission merchants with which the Fund maintains accounts fail to so segregate the Fund’s assets or are not required to do so, the Fund will be subject to a risk of loss in the event of the bankruptcy of any of its futures commission merchants.  Even where customers’ funds are properly segregated, the Fund might be able to recover only a pro rata share of its property pursuant to a distribution of a bankrupt futures commission merchant’s assets.

Certain Risks Associated With Trading and Investing Techniques

Model Risk

Declaration will select the securities to be purchased for the Fund in part on the basis of quantitative valuation models that it has developed over time, as well as valuation models developed by third parties and made available to Declaration.  There can be no assurance that such models continue to be viable in the current disrupted credit markets.

Exchange Rates

Declaration may from time to time invest for the Fund in securities and instruments denominated in non-U.S. currencies on an opportunistic basis.  Such investments are subject to the risk that the value of a particular currency will change in relation to the U.S. dollar.

Forecasts

The models used by Declaration will typically require certain market forecasts — for example, changes in home prices, expected market volatility, interest-rate changes, default and recovery patterns or prepayment schedules.  There can be no assurance that Declaration will correctly forecast such factors, and, to the extent that it does not do so, the data incorporated into Declaration’s models will therefore be incorrect.

Importance of Market Judgment

Although Declaration uses quantitative valuation models in evaluating the economic components of certain prospective trades, Declaration’s quantitative strategies are not wholly systematic; the market judgment and discretion of Declaration’s personnel are fundamental to the implementation of these strategies.  The greater the importance of subjective factors, the more unpredictable a trading strategy becomes.

Uncertain Holding Periods

Declaration intends to hold the obligations acquired for the Fund for the full period they are outstanding or until they return to what Declaration believes to be fair value.  Declaration has no way of knowing when (or if) this will occur, especially in view of the effectively unprecedented conditions in the credit markets.  If the market corrects quickly, the Board may, upon the recommendation of Declaration, elect to dissolve the Fund soon after its inception.  On the other hand, the market correction may not occur until after the Fund has been required to dissolve.  An investment in the Fund is unusual in that the duration of the investment as well as its positions will depend primarily on general market conditions.

Certain of the Fund’s transactions involve acquiring related positions in a variety of different instruments or markets at or about the same time.

Short Sales

The Fund may sell certain credit instruments “short,” although it is materially more difficult to do so in the credit markets in which the Fund will be active than it is in equities.  A short sale is effected by selling a security which the Fund does not own.  In order to make delivery to the buyer of a security sold short, the Fund must borrow the security.  In so doing, it incurs the obligation to replace that security, whatever its price may be, at the time it is required to deliver it to the lender.  The Fund must also pay to the lender of the security any interest payable on the security during the borrowing period and may have to pay a premium to borrow the security, as well as permit the borrower to exercise any voting rights attributable to such credit market instrument.  This obligation must, unless the Fund then owns or has the right to obtain, without payment, securities identical to those sold short, be collateralized by a deposit of cash or marketable securities with the lender.  Short selling is subject to a theoretically unlimited risk of loss because there is no limit on how much the price of a security may appreciate before the short position is closed out.  There can be no assurance that the securities necessary to cover the short position will be available for purchase by the Fund.  In addition, purchasing securities to close out the short position can itself cause the price of the relevant securities to rise further, thereby increasing the loss incurred by the Fund.  Furthermore, the Fund may prematurely be forced to close out a short position if a counterparty from which the Fund borrowed securities demands their return, resulting in a loss on what might otherwise have been ultimately a profitable position.

Operational and Human Error

The Fund’s results can be affected by the efficiency of trade executions.  There is the possibility that, through human error, oversight or operational weaknesses, mistakes could occur in this process and lead to significant trading losses.

Duration and Convexity

Duration is a technical term used in the fixed-income markets to mean the sensitivity of a given debt instrument to changes in interest rates.  Convexity is a technical term for the speed at which the duration of an instrument changes with increasingly large changes in interest rates.

The duration and convexity of the Fund’s portfolio may be a significant component of its risk as the portfolio may incur losses due to changes in interest rates and such exposure to interest rates may not be hedged.

The prepayment element of many RMBS/CDO/ABS, etc. securities creates a significant convexity risk.  For example, whereas an RMBS may decline at approximately the same rate as a Treasury security hedge as interest rates rise, at some point the market will conclude that the interest rates have risen to a point that there will be no prepayment of any of the underlying mortgages, thereby materially extending the duration of the portfolio and its exposure to future interest-rate declines.  The differential convexity of securities held by the Fund will result in its being subject to  materially more interest-rate risk than would a fund which held only conventional, rather than mortgage-backed, fixed-income investments.

Fraudulent Conveyance Considerations

Various laws enacted for the protection of creditors may apply to certain investments that are debt obligations, although the existence and applicability of such laws will vary from jurisdiction to jurisdiction.  For example, if a court were to find that the borrower did not receive fair consideration or reasonably equivalent value for incurring indebtedness evidenced by an investment and the grant of any security interest or other lien securing such investment, and, after giving effect to such indebtedness, the borrower (i) was insolvent, (ii) was engaged in a business for which the assets remaining in such borrower constituted unreasonably small capital or (iii) intended to incur or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could invalidate such indebtedness and such security interest or other lien as fraudulent conveyances, subordinate such indebtedness to existing or future creditors of the borrower or recover amounts previously paid by the borrower (including to the Fund) in satisfaction of such indebtedness or proceeds of such security interest or other lien previously applied in satisfaction of such indebtedness.  In addition, if an issuer in which the Fund has an investment becomes insolvent, any payment made on such investment may be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency.

In general, if payments on an investment are voidable, whether as fraudulent conveyances or preferences, such payments can be recaptured either from the initial recipient or from subsequent transferees of such payments.  To the extent that any such payments are recaptured from the Fund, the resulting loss will be borne by investors in the Fund.

No Limit on the Duration or Maturity of the Fund’s Investments

Although the Reinvestment Period (as defined herein) will end no later than May 15, 2010 and the Fund is scheduled to be liquidated by May 15, 2013 (subject to extension, in the discretion of Declaration, until May 15, 2014), there is no limitation on the maturity or expected duration of the credit instruments acquired by the Fund.  In addition, there is no limitation on the duration of the Fund following the Distribution Period (as defined herein) to the extent that the Fund still holds illiquid investments at such time.  Furthermore, because many of the credit instruments acquired by the Fund may have a prepayment and/or call component, their actual maturity and duration will not be certain.  “Distribution Period” means the period when the fund will distribute current income, principal payments and sale proceeds, as received with respect to the Fund’s portfolio, and will range from the end of the Reinvestment Period through May 15, 2013, subject to extension at the option of Declaration until May 15, 2014.

Limited Diversification Potential

The Fund has been formed as a “special purpose vehicle” to invest in the disrupted credit markets with the limited focus of its single strategy.  Declaration will attempt to diversify the issuers in which the Fund invests as well as the type, duration and payment terms of the securities which it acquires.  However, the markets may treat substantially all debt other than Treasuries and rated corporate debt as essentially fungible so that the diversification which Declaration attempts to provide in the Fund’s portfolios may have limited risk control effect.

Limited Ability to Hedge

Declaration does not expect to hedge any material portion of the Fund’s credit risk.

Structural Risks

No Redemptions; Unpredictable Distributions

Prospective investors cannot make redemptions from the Fund.  Prospective investors recognize that they will be committed to the Fund until its complete liquidation and, except in limited circumstances upon the occurrence of a Key Person Event, committed to make Capital Commitments to the Fund through the end of the Draw Period, despite potentially material changes in the economic climate, the Fund, Declaration and/or in their own financial situation and portfolio objectives.  Furthermore, the timing of the distributions which Limited Partners do receive from the Fund will be wholly unpredictable.

Importance of Declaration

The Fund depends on the ability of Declaration to manage the Fund’s investments.  The nature of this investment implies the difficulty the Fund would have in finding an adequate replacement (or even a liquidator for the Fund) in the event that the services of Declaration were no longer available.  Declaration, in turn, depends on the services of James E. Shallcross and three other “Key Persons” as defined below) with primary responsibility for portfolio management of the Fund.  Losing the services of any of such “Key Persons” or other portfolio managers could impair the ability of Declaration to provide services to the Fund, and be material and adverse to the Fund.  The highly specialized nature of the credit markets in which the Fund will trade may make Declaration particularly difficult to replace.

Key Person Event

The four “Key Persons” with primary responsibility for the portfolio management of the Fund are James E. Shallcross, William P. Callan Jr., Peter M. Farley and Bond Griffin.  A “Key Person Event” will occur if James E. Shallcross and any two of the other three Principals become permanently unavailable to manage the Fund’s portfolio by reason of their death, disability or cessation of employment by Declaration.  The occurrence of a Key Person Event leads to early termination of the Reinvestment Period and thus could result in lost investment opportunities.

Quoted Value/Transaction Value Disparity

It is not unusual for broker-dealers to provide “bid” and “ask” quotations for securities on a preliminary or “soft” basis.  Such preliminary quotations may or may not reflect the “bid” or “ask” prices at which such broker-dealer would be willing to effect actual transactions in such securities.

The Fund’s portfolio may include substantial positions for which there is only a single broker-dealer quoting prices, which may be preliminary or “soft.”  In the absence of actual sale transactions, it is difficult for Declaration and LaSalle (as defined herein) to test the reliability of preliminary quotes even when multiple broker-dealers are providing “bid” and “ask” prices.  Furthermore, if it becomes necessary for the Fund to liquidate certain of such securities, the sales price may be dramatically less than expected — resulting in a revaluation of the portfolio (and the possibility of a total loss of the portfolio).

Receipt of Confidential Information

In making debt investments, especially in distressed debt securities, investors, including Declaration may receive material non-public information which prevents them from executing additional transactions in the securities of a given issuer.

Disclosure of the Fund’s Portfolio

As a registered investment company, the Fund is required to circulate quarterly financial statements containing portfolio information.  Many of the Fund’s competitors are not subject to any such disclosure obligations, and their ability to maintain the confidentiality of their portfolios may be a competitive advantage.

Carried Interest

The fact that Declaration is eligible to receive the Carried Interest from the Fund may create an incentive for Declaration to make investments on behalf of the Fund that are riskier or more speculative than would otherwise be the case.

Substantial Expenses

The Fund pays Declaration a monthly Management Fee.

The credit instruments acquired by the Fund will often trade infrequently and only at substantial bid-ask spreads.  Consequently, although Declaration does not anticipate rapid turnover of all the Fund’s portfolios, the Fund may be subject to substantial transaction expenses.

Valuation Risk; “Manager’s Marks”

LaSalle, with assistance from Declaration, will value the Fund’s positions in accordance with procedures approved by the Board.  The Fund’s asset values generally will be based on quotes provided by brokers and other competent third-party pricing sources.  However, certain of the Fund’s positions may be valued based on pricing models developed by Declaration.  Such pricing models may be unreliable due to the unpredictable events affecting and general volatility of the asset-backed and mortgage credit markets.  While Declaration’s models will from time to time be corroborated by quotes obtained from third-party dealers, these valuations will generally be within the control of Declaration.  The fair market value of those investments for which a reliable third-party quote is not available is based on other relevant sources deemed reliable by Declaration in its good faith judgment in accordance with the valuation procedures approved by the Board.

Risk of Litigation

Given the Fund’s concentration on materially undervalued, illiquid debt securities, the Fund may be subject to litigation from time to time as well as involved in bankruptcy and insolvency proceedings.  The Fund also could be named as a defendant in a lawsuit or regulatory action.  The outcome of such proceedings, which may materially adversely affect the value of the Fund, are impossible to anticipate, and such proceedings may continue without resolution for long periods of time.  Any litigation may consume substantial amounts of Declaration’s time and attention, and that time and the devotion of these resources to litigation may, at times, be disproportionate to the amounts at stake in the litigation.

The current dislocations in the asset-backed and mortgage credit markets have generated substantial litigation, and it would be reasonable to expect that the current dislocations will continue to do so.  It is possible that the Fund as an owner of mortgage securities may be named as a defendant in civil proceedings.  The expense of defending against such claims and paying settlements or judgments will be borne by the Fund.  Perhaps more importantly, any such litigation could impair Declaration’s ability to manage the Fund effectively.

Diverse Limited Partnership

Limited Partners may include persons or entities organized in various jurisdictions.  The conflicting interests of particular Limited Partners may relate to or arise from, among other things, the nature of the investments made by the Fund, and the timing of investment dispositions.  Decisions made by Declaration for the Fund may be more beneficial for one investor than for another investor, especially with respect to investors’ particular tax situations.  Declaration will make substantial decisions based on economics, not tax considerations.

Government Intervention in the Credit Markets

The Federal Reserve has intervened in the credit markets and it is reasonable to expect that it will continue to do so.  In addition, there is a distinct possibility that the federal government may intervene to prevent widespread foreclosures on sub-prime homeowners.  For instance, the Federal Reserve has proposed amendments to existing legislation that would impose many significant new requirements in connection with residential mortgage loans.  Furthermore, legislation has been introduced at the federal level, as well as in various states, to address perceived problems in the mortgage market.  In addition, federal banking agencies and state banking and mortgage banking regulators have issued supervisory guidance on certain mortgage practices.  The effect of any such intervention could be a dramatic decline in the value of certain credit instruments held by the Fund.  Government intervention is subject to all the uncertainties not only of prevailing economic conditions but also of the political process.

The federal government has enacted legislation designed to provide an economic stimulus to the U.S. economy.  If such legislation is ultimately effective, perceived mispricings in the credit markets — upon which the Fund intends to capitalize — may be reduced or eliminated.

Possibility of Additional Government or Market Regulation of Investment Companies

The regulation of registered “investment companies” is evolving, and a variety of proposals have been made which could impede, perhaps materially, the Fund’s implementation of its strategy.  For example, the requirement for registered “investment companies” to receive unqualified auditors’ reports on their financial statements may cause Declaration not to acquire certain illiquid securities for the Fund which Declaration would have acquired in the absence of such registration.

U.S. Tax Risks

Prospective investors are strongly urged to consult their own tax advisers and counsel with respect to the possible tax consequences to them of an investment in the Fund.  See “Item 10.4 - Taxes.”

Partnership Status

As described in more detail in “Item 10.4 - Taxes,” it is expected that the Fund will be treated as a partnership for federal income tax purposes, and not as an association taxable as a corporation or as a publicly traded partnership taxable as a corporation.  If, notwithstanding the foregoing, it were determined that the Fund should be classified for federal income tax purposes as an association taxable as a corporation or as a publicly traded partnership taxable as a corporation, the Fund would be required to pay federal income tax at corporate income tax rates on its net ordinary income and capital gains, thereby substantially reducing the amount of cash available for investment or for distribution to the Limited Partners.  Furthermore, all or a portion of any distributions made by the Fund to the Limited Partners could be treated as ordinary dividend income regardless of the source from which they were generated.

Income Inclusions

As the Fund will hold a substantial part of its portfolio in debt securities, Limited Partners may be required to include in income accrued interest and original issue discount, which will be ordinary income, with respect to debt instruments held by the Fund even though there is uncertainty as to whether such amounts will ever be received by the Fund.  In addition, Limited Partners may be subject to character mismatches where the Fund is required to accrue an amount of interest or original issue discount with respect to a capital asset which subsequently is sold at a loss or becomes worthless.

Phantom Income

The Fund’s income and gain for each taxable year will be allocated to, and includible in, a Limited Partners’ taxable income whether or not cash or other property is actually distributed. Accordingly, each Limited Partner should have alternative sources from which to pay its federal income tax liability, as such income and gain will likely exceed distributions to such Limited Partner for a taxable year.

IRS Audit

The Fund may take positions with respect to certain tax issues that depend on legal conclusions not yet addressed by the courts.  Should any such positions be successfully challenged by the IRS, a Limited Partner might be found to have a different tax liability for that year than that reported on its federal income tax return.  In addition, an audit of the Fund may result in an audit of the returns of some or all of the Limited Partners, which examination could result in adjustments to the tax consequences initially reported by the Fund and affect items not related to a Limited Partner’s investment in the Fund.  If such adjustments result in an increase in a Limited Partner’s federal income tax liability for any year, such Limited Partner may also be liable for interest and penalties with respect to the amount of underpayment.  The legal and accounting costs incurred in connection with any audit of the Fund’s tax return will be borne by the Fund.  The cost of any audit of a Limited Partner’s tax return will be borne solely by such Limited Partner.

Information Reporting

The Fund will provide Schedules K-1 as soon as practicable after receipt of all of the necessary information.  Schedules K-1 will not be available until completion of the Fund’s annual audit.  Limited Partners should be prepared to obtain extensions of the filing date for their income tax returns at the federal, state and local level.

________________

The foregoing list of risk factors is illustrative only and does not purport to be complete.  Nor does it purport to explain rather than simply identify certain of the principal risks of an investment in the Fund. Prospective investors should read the entire Memorandum and consult with their own legal, financial, tax and other advisors before deciding to make an investment in the Interests.

THE FUND’S TRADING STRATEGIES INVOLVE SUBSTANTIAL RISKS, AND THERE CAN BE NO ASSURANCE THAT THE FUND’S OBJECTIVES WILL BE ACHIEVED.  THE CREDIT MARKET TRADING STRATEGY WHICH THE FUND WILL EMPLOY CAN LEAD TO SUBSTANTIAL OR TOTAL LOSSES.

ITEM 9.  – MANAGEMENT.

Item 9.1(a)       Management – The Board

Declaration has elected the Fund’s initial Board of Directors (the “Board,” and each director, a “Director”).  Under the Amended and Restated Limited Partnership Agreement of the Fund (the “Limited Partnership Agreement”), the Board is responsible for monitoring and overseeing the Fund, to the fullest extent permitted by applicable law, and has the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Fund’s business.  To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, Declaration or any committee of the Board.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the directors of an investment company registered under the 1940 Act.  The Directors, in their capacities as such, are not general partners of, or investment advisers to, the Fund.

At least a majority of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”).  The current members of the Board are William P. Callan, Jr., William T. Lloyd, Paul F. Malvey and David Sislen.

William T. Lloyd is the founder and Managing Director of Coral Bay Capital LLC, which develops and implements growth strategies for mid-sized financial firms.  Prior to this position, he served as a Director and Research Portfolio Strategist at Bridgewater Associates, where he covered markets such as nominal and real bonds, currencies and equities for a global client base including pension funds, endowments and funds of funds. Mr. Lloyd has also served as Managing Director of Research and Director and Head of Markets Strategy and Credit Research at Barclays Capital and as Director of Portfolio Strategies at Credit Suisse First Boston.  Mr. Lloyd has a BA in Political Science from Union College and an MBA in Finance from Columbia University.

Paul F. Malvey served as the Director of the Office of Debt Management at the U.S. Treasury, where he was responsible for federal finance and debt management policy until retiring in 2003.  He has acted as an Emerging Market Development Consultant for international financial institutions, including the World Bank, the International Monetary Fund and the United National Development Program for the past 13 years.  From 2003 to 2006, Mr. Malvey was also a Financial Market Consultant at Barclays Capital for, among other things, inflation-linked securities and the U.S. agency securities markets.  Mr. Malvey has a BA in Mathematics from Merrimack College and an MA in Economics from the University of Notre Dame.

David Sislen is the founder and President of Bristol Capital Corporation, which owns and/or manages a portfolio of industrial and other real estate assets, as well as provides advisory services for distressed debt on commercial real estate assets.  Prior to founding Bristol Capital Corporation, Mr. Sislen was a Senior Vice President of CRI, Inc., where his responsibilities included development, acquisition and syndication of commercial real estate.  Mr. Sislen has a BA in Economics from Tulane University and a MBA from the University of Chicago Graduate School of Business.  He is a Trustee Emeritus of The Edmund Burke School in Washington, D.C., a member of The President’s Council at Tulane University and an instructor at Johns Hopkins University’s Carey School of Business, where he teaches real estate finance.

The biography of William P. Callan, Jr. appears below.

The Board’s operation and responsibilities are set forth in the Limited Partnership Agreement.

The Board will meet at least quarterly throughout the year to oversee the Fund’s business, review its performance and review the actions of Declaration.

Any Director may be removed with or without cause by a vote of a majority of the other Directors or by the majority vote (as defined in the 1940 Act), including by written consent, of the Limited Partners.

Management – The Officers

William P. Callan, Jr. is the President and Chief Executive Officer of the Fund.  Lester Guillard III is the Fund’s Vice President and Chief Financial Officer, James E. Shallcross is the Fund’s Chief Investment Officer, Carole R. Parker is the Fund’s Chief Compliance Officer, Edmund Price is the Fund’s Secretary and Scott Barnes is the Fund’s Controller and Assistant Secretary.

Item 9.1(b)         Management – Declaration Management & Research LLC

Under the supervision of the Board, and pursuant to the Investment Advisory Agreement (the “Investment Advisory Agreement”), Declaration Management & Research LLC, a Delaware limited liability company, serves as the Fund’s investment adviser.  Pursuant to the Limited Partnership

Agreement, Declaration serves as the Fund’s general partner.  Declaration was established in 1989 and its offices are located at 1800 Tysons Boulevard, Suite 200, McLean, Virginia 22102.

As of March 31, 2008, Declaration had total assets under management of approximately $14.86 billion and had 42 employees. Declaration is a registered investment adviser under the Advisers Act, and its most recent Form ADV Part I is publicly available.  Copies of Declaration’s most recent Form ADV Part II are delivered separately to the Fund (as Declaration’s client) and to prospective investors in the Fund.

Declaration will make Capital Commitments to the Fund both as its general partner and as a Limited Partner.

Declaration is an indirect wholly-owned subsidiary of John Hancock Life Insurance Company (“John Hancock”).  John Hancock, an indirect wholly-owned subsidiary of Manulife Financial Corporation (“Manulife Financial”), is one of the largest life insurance companies in the United States. Founded in 1862, John Hancock offers a broad range of financial products and services, including whole life, term life, variable life, and universal life insurance, as well as college savings products, fixed and variable annuities, long-term care insurance, mutual funds and various forms of business insurance.

Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide.  Operating as Manulife Financial in Canada and Asia, and primarily through John Hancock in the United States, Manulife Financial offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$400 billion as of March 31, 2008.

 Declaration is compensated in the manner described under Item 9.1(f).

A discussion regarding the basis for the Board’s approval of the investment advisory agreement will be available in the Fund’s annual report to Limited Partners.

Item 9.1(c)         Management – Biographies

Set forth below are the professional experiences of certain officers and employees of Declaration.  Such persons will not be engaged full time in the management of the Fund’s assets.  Such persons may not necessarily continue to be so employed during the entire term of the Investment Advisory Agreement or may not continue to perform services for Declaration under the Investment Advisory Agreement.

James E. Shallcross is the Fund’s primary portfolio manager and has day-to-day responsibility for management of the Fund’s portfolio. As Executive Vice President and Director of Portfolio Management at Declaration, Mr. Shallcross oversees the management of all fixed-income portfolios, supervises the investment staff and is a firm principal. He has been in the industry since 1986 and joined Declaration in 1991. Previously, Mr. Shallcross worked for Lehman Brothers and Stephenson & Co. He has a BSBA in Finance from the University of Denver and an MBA in Finance from New York University. Mr. Shallcross is a member of Declaration’s Investment Committee.

The SAI will provide additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Fund.

Other officers and employees of Declaration include:

William P. Callan, Jr.
President

Mr. Callan chairs Declaration’s Investment Committee, manages portfolios, oversees research and product development, and is a firm principal.  He has been in the industry since 1984 and joined Declaration in 1989.  Previously, Mr. Callan worked for Merrill Lynch Capital Markets.  He has a BBA in Finance from the Bernard M. Baruch College of the City University of New York.

Michael E. Stern
Executive Vice President, CDO Portfolio Manager

Mr. Stern oversees all aspects of Declaration’s structured finance CDO products and funding programs and is a firm principal.  He joined Declaration in 1989.  He has a BS in Computer Science from Northwestern University.  Mr. Stern is a member of Declaration’s Investment Committee.  He is also a member of the ASF CDO Collateral Managers Subforum Steering Committee.

Peter M. Farley, CFA
Senior Vice President, Portfolio Management

Mr. Farley manages corporate credit, corporate synthetic CDO products, and oversees CMBS / CRE CDO Trading and Research.  He has been in the industry since 1995 and joined Declaration in 1996. Previously, Mr. Farley worked for GIT Investment Funds. He has a BA in Economics and Political Science from the University of Connecticut and an MBA from The George Washington University.  Mr. Farley is a member of the CFA Institute and the Washington Society of Investment Analysts.  He is a member of Declaration’s Investment Committee.

Wade M. Walters
Senior Vice President, Portfolio Management

Mr. Walters is a senior portfolio manager for ABS/RMBS, research and trading.  He has been in the industry since 1988 and joined Declaration in 1990.  Previously, he worked for the First National Bank of Maryland.  Mr. Walters has an AS in Engineering from Johns Hopkins University, a BS in Finance from the University of Baltimore and an MS in Finance from Drexel University.  He is a member of Declaration’s Investment Committee.

Bond Griffin, CFA
Vice President, ABS Portfolio Management, Research and Trading

Mr. Griffin is responsible for security analysis and strategy development for ABS.  He has been in the industry since 2003 and joined Declaration in 2007.  Previously, Mr. Griffin worked for Hyperion Brookfield Asset Management.   He has an MS in Financial Engineering from Columbia University and a BS in Electrical Engineering from the University of California.  Mr. Griffin is a member of the CFA Institute.

Jennifer P. Bowers, CFA
Vice President, Portfolio Management

Ms. Bowers manages LIBOR Plus portfolios and trades ABS and CMOs.  She joined Declaration in 1993.  Ms. Bowers has a BS from Vanderbilt University. She is a member of the CFA Institute and the Washington Society of Investment Analysts.

Vivek Agrawal
Vice President, Investment Research

Mr. Agrawal conducts corporate bond analysis specializing in the financial sector, monitors existing exposures, and performs credit surveillance and relative valuation analysis.  He has been in the industry since 1996 and joined Declaration in 2004.  Previously, Mr. Agrawal worked for H.C. Wainwright & Co., BlueStone Capital Partners and Bank of America.  He has a BS in Finance from the University of Maryland and an MBA in Finance from Fordham University.

Joshua Kuhnert, CFA
AVP, Portfolio Management

Mr. Kuhnert is responsible for the enhancement of risk and pricing models used in synthetic CDO management.  He also assists with overall portfolio management and CMBS research. He has been in the industry since 2002.  Mr. Kuhnert previously worked for ASB Capital Management, Commonwealth Advisors and Tricon Energy.  He has an MS in Financial Engineering from Columbia University and a BA in Economics and Philosophy from Northwestern University.  Mr. Kuhnert is a member of the CFA Institute.

Yiyan Gao
AVP, Investment Research

Ms. Gao focuses on investment analytics and portfolio risk management with a special emphasis on quantitative analysis of mortgage-related ABS credit.  She joined Declaration in 2000.  Ms. Gao has an MS in Computer Science from the University of Maryland.

David Whitaker, CFA
AVP, Quantitative Research

Mr. Whitaker is responsible for constructing quantitative risk models, focusing on credit derivatives and structured products.  He has been in the industry since 1989 and joined Declaration in 2004.  Previously, Mr. Whitaker worked for Ned Davis Research, Mullin Consulting, Management Compensation Group and First Capital Life Insurance Company.  He has an MBA and MS in Computational Finance from Carnegie Mellon University (where he was a Henry Ford II Scholar) and a BA in Mathematics from the University of California.  Mr. Whitaker is a member of the CFA Institute.

Brad A. Murphy
AVP, Investment Research

Mr. Murphy conducts real estate-related ABS bond analysis, monitors existing exposures, and performs credit surveillance and relative valuation analysis.  He joined Declaration in 2003.  Previously, Mr. Murphy worked for Chevy Chase Bank as a risk analyst.  He has a BA in Economics from The University of Florida.

Lester Guillard III
Senior Vice President, Structured Products

Mr. Guillard is responsible for all product and investment operations and administration.  He has been in the industry since 1995 and joined Declaration in 1999.  Previously, Mr. Guillard worked for Daiwa Securities America and National Westminster Bank.  He has a BS from Drexel University.  He is a member of Declaration’s Investment Committee.

John W. Pluta, CFA
Senior Vice President, Client Service & Marketing

Mr. Pluta directs Declaration’s product development, marketing, sales and client service efforts.  He has 28 years of experience in institutional investment management product development and marketing with focus on fixed-income. Previously, Mr. Pluta worked for Equitable and the John Hancock Bond & Corporate Finance Group.  He holds a BA from the University of Michigan.  Mr. Pluta is a member of the CFA Institute.

Edmund Price
Senior Vice President & General Counsel

Mr. Price joined Declaration in 2006 following eight years in parent John Hancock’s Investment Law division.  He was formerly with Debevoise & Plimpton in Washington and London.  Mr. Price has a JD from The George Washington University and a BA from Colgate University.  Mr. Price is a member of the bars of New York and Massachusetts.

Carole R. Parker
Vice President, Compliance

Ms. Parker conducts compliance monitoring of client accounts as well as audit of internal controls and policies and procedures. She joined Declaration in 2003. Previously, Ms. Parker worked for Oxford Mortgage Securities Corporation and the JHM Group and has over 20 years experience in the mortgage securities industry. She is a Certified Compliance Specialist, National Regulatory Services, and is a member of the National Society of Compliance Professionals.

Scott Barnes
Vice President and Controller

Mr. Barnes is responsible for all financial reporting and analysis at Declaration and serves as the controller for various alternative products.  He joined Declaration in 2003.  Previously, Mr. Barnes worked for Virchow Krause & Company, a regional CPA firm in Chicago and at Hanley-Wood LLC, a business to business media and information company.  He obtained his CPA designation in 1996, and graduated from the University of Wisconsin with a BS in Accounting.

Item 9.1(c)  Portfolio Management

James E. Shallcross, whose biography appears in Item 9.1(b) above, is responsible for the day-to-day management of the Fund’s investments.

Item 9.1(d)  Administrator

LaSalle National Bank Association, 540 West Madison Street, Chicago, IL 60661, is the Fund’s administrator and custodian (“LaSalle”). LaSalle assists the Fund with day-to-day administrative matters and acts as the Fund’s registrar and transfer agent.  The Fund will pay customary fees and expenses to LaSalle.

Item 9.1(e)  Custodian

LaSalle also serves as custodian of the Fund’s assets.  LaSalle will clear and settle all securities transactions, and custody the Fund’s assets.  All custodied assets will be held in the name of the Fund.

Item 9.1(f)  Expenses; Management Fees; Distributions

Background

The Fund accepted capital commitments (“Capital Commitments”) as of May 15, 2008 and will accept additional Capital Commitments as of a date in June or July 2008 to be determined by Declaration (each, a “Closing Date”).  From the first Closing Date through the earlier of:  (1) the date that all Capital Commitments have been drawn down; and (2) May 15, 2009, or possibly earlier if a Key Person Event (as defined below) occurs (the “Draw Period”), Limited Partners will be obligated to make capital contributions (“Capital Contributions”) to the Fund upon capital calls (“Capital Calls”) made by Declaration.  Capital Calls will be made by Declaration pro rata in accordance with each Limited Partner’s unfunded Capital Commitment; provided, however, that the Capital Calls of Limited Partners making Capital Commitments as of the second Closing Date will include such additional amounts so that, immediately following the relevant drawdown date, all Limited Partners shall have each made Capital Contributions pro rata in accordance with their respective Capital Commitments.  Declaration will make Capital Calls upon not less than ten business days’ prior notice.  Normally a Capital Call notice will require immediately available funds to be delivered to the Fund on the first business day of a given month.

Capital Calls on Limited Partners making Capital Commitments as of the second Closing Date will equal the aggregate Net Asset Value of the Fund as of such date multiplied by the fraction the numerator of which is each Limited Partner’s Capital Commitment and the denominator of which is the aggregate of all Partners’ Capital Commitments.  The “Net Asset Value” of the Fund shall be calculated by taking into account all assets and liabilities of the Fund, including administration, insurance, legal, audit and other professional fees and expenses.

Each Capital Contribution will be added to the current net asset value of a Limited Partner’s Interest in determining such Limited Partner’s percentage interest in the Fund.  This has the same effect in terms of each Limited Partner’s pro rata participation in the Fund as issuing Interests (were the Interests unitized) at net asset value.

Declaration will invest and reinvest the Fund’s capital from the first Closing Date through the earlier of:  (i) the date, if any, on which Declaration determines that adequate investment opportunities for the Fund no longer are available; and (ii) May 15, 2010, or possibly earlier if a Key Man Event occurs (the “Reinvestment Period”).

Declaration does not intend to cause the Fund to make any distributions during the Reinvestment Period.

At the end of the Reinvestment Period, Declaration may make a Capital Call (to the extent of any remaining Available Capital Commitments) in order to establish a reserve to pay costs incurred by the Fund during the Distribution Period.  Declaration may also pay Fund expenses from the Fund’s current income, principal payments and sale proceeds.

A “Key Person Event” will occur if:  (i) James E. Shallcross, and (ii) any two of William P. Callan, Jr., Peter M. Farley and Bond Griffin become permanently unavailable to manage the Fund’s portfolio by reason of their death, disability or cessation of employment by Declaration.  Declaration will deliver a written notice to all Limited Partners within ten business days after the occurrence of any Key Person Event, and no Capital Calls may be made during the twenty business day period following a Key Person Event.

If a Key Person Event occurs during the Draw Period, each Limited Partner will have the right to discontinue making additional Capital Contributions.

If fewer than all Limited Partners have opted to discontinue additional Capital Contributions, then the Draw Period will continue, Declaration will continue to make Capital Calls on those Limited Partners that have not opted to discontinue additional Capital Contributions, and the Reinvestment Period will terminate thirty days after the end of the Draw Period.  Those Limited Partners that have opted to discontinue additional Capital Contributions will remain responsible for Management Fees and expenses.  Their respective Fund Percentages may decline as compared to those of Limited Partners that continue to make Capital Contributions.

If all Limited Partners have opted to discontinue additional Capital Contributions, then the Draw Period and the Reinvestment Period will terminate twenty business days after the Key Person Event.

If a Key Person Event occurs after the end of the Draw Period but before the end of the Reinvestment Period, the Reinvestment Period will terminate immediately.

Although the Fund will use reasonable best efforts to have distributed the proceeds of the Fund’s entire portfolio by the end of the Distribution Period, it is possible that the Fund will hold positions which can not be liquidated on economically viable terms by such date.

Although the Fund will use reasonable best efforts to have distributed the proceeds of the Fund’s entire portfolio by the end of the Distribution Period, it is possible that the Fund will hold positions which can not be liquidated on economically viable terms by such date.

Any investments remaining in the Fund’s portfolio after the Distribution Period will be held by the Fund until liquidated or distributed to Partners in kind.  The Fund will disburse the current income and principal payments generated by such investments as received, except that it may retain sufficient funds to pay its ongoing expenses.  After the Distribution Period, no Management Fee will be paid and any Carried Interest after the Distribution Period will be allocated to Declaration at the time that any distribution is made with respect to such investments.

Management Fee

A monthly management fee (the “Management Fee”) will be paid to Declaration by the Fund in arrears as of the end of each month.  The Management Fee will be 1/12 times a 1.50% annual rate times the aggregate Invested Capital of each Limited Partner.

During the Reinvestment Period, Invested Capital will equal the aggregate Capital Contributions to the Fund.

During the Distribution Period, Invested Capital will be recalculated as of the end of each month, and will equal (a) the aggregate Capital Contributions to the Fund minus (b) the product of (1) distributions made to the Limited Partners and (2) the Adjustment Factor.

The Adjustment Factor is the ratio (expressed as a percentage not exceeding 100%) of (a) aggregate Invested Capital as of the end of the preceding month to (b) the Net Asset Value of the Fund as of the end of the preceding month.

The Adjustment Factor has the effect of reducing the base on which the Management Fee is calculated to reflect returns of capital to Limited Partners during the Distribution Period.

No Management Fee will apply after the end of the Distribution Period.

Management Fees (as well as the Fund’s expenses) are paid from the proceeds of Capital Calls and/or of Fund investments.

Expenses

Organization and Offering Costs

The organizational and offering costs of the Fund will be paid by Declaration.

The costs of the Public Offering will be paid from its proceeds or by Declaration.

Operating Expenses

The Fund will pay its operating costs, which could be significant, and which will include trading, financing, insurance, legal, accounting, auditing, reporting and filing costs, as well as the fees of LaSalle, as well as any extraordinary expenses and the fees and expenses of the Independent Directors.

The Fund will also bear its brokerage commissions and other transaction fees in connection with the acquisition and disposition of its positions, as well as custodian fees for the Fund’s assets.

Declaration does not use “soft dollar” arrangements.  The Fund will not pay any internal operating costs of Declaration (e.g., salaries, bonuses or office rent).

Transaction Costs

The Fund will pay its transaction costs (e.g., “bid ask” spreads, brokerage commissions, etc.).  The Fund’s level of trading and portfolio turnover is expected to be low, but may be high as compared to other fixed-income investment funds because of its focus on stressed and distressed mortgage investments.  Its transaction costs may include, but are not limited to, due diligence expenses, legal fees, tax expenses, appraisal expenses, consultants’ fees and “broken deal” costs.  Furthermore, the markets in which the Fund will concentrate its trading are less efficient than other fixed-income markets, so that “bid ask” spreads tend to be wider and transaction costs higher.

Distributions and Carried Interest

Distributions

The timing of the distributions made by the Fund will be uncertain.  This is particularly true because of the unpredictability of the credit markets under current circumstances, as well as the esoteric features of credit instruments which Declaration will acquire for the Fund.  Declaration intends to reinvest, rather than distribute, the proceeds of the Fund’s investments for as long as Declaration believes that it is able to identify market opportunities but in no event may reinvestments be made after May 15, 2010.

Distributions will be allocated among the Limited Partners in accordance with their respective Fund Percentages.  “Fund Percentage” means, with respect to each Limited Partner and each valuation date, the fraction the numerator of which is the Net Asset Value of such Limited Partner’s Capital Account1 as such Valuation Date (as defined herein) and the denominator of which is the Net Asset Value

______________________
1The Fund will establish a separate Capital Account for each Limited Partner.  Each Capital Account will be adjusted of the Fund as of such Valuation Date, in each case determined within reduction for any Carried Interest not yet allocated.  The sum of all Fund Percentages determined as of any Valuation Date will equal 100%.  The “Valuation Date” is the date in which the Fund’s “Net Asset Value” is calculated, and it will generally occur at least quarterly for reporting purposes and also as of the date of any Capital Contribution.

Distributions to Declaration with respect to its Capital Contributions as general partner made as a result of its Capital Commitment will be made 100% to Declaration.  Distributions to Declaration as a Limited Partner will be made in the same manner as to all other Limited Partners.

No distributions will be made by the Fund to cover any taxes due on Limited Partners’ investments in the Fund.

The Fund may retain sufficient funds to pay its expenses.

Due to Rule 19b-1 under the 1940 Act, during any calendar year, the Fund generally will make only one distribution representing capital gain dividends, although the Fund during any calendar year may make more than one distribution representing a return of capital in any calendar year.

Form of Distributions

The Fund will use reasonable best efforts to make all distributions in cash and to have distributed the proceeds of the Fund’s entire portfolio by the end of the Distribution Period.  However in the event that the Fund continues to hold illiquid positions at the end of the Distribution Period, the Fund will not charge a Management Fee and will continue to hold such positions until liquidated or distributed to Limited Partners in kind.  The Fund will disburse the current income and principal payments generated by such investments as received.  The Fund will not be subject to any Management Fee after the end of the Distribution Period, but the Fund may reserve sufficient funds to pay the ongoing expenses of the Fund.  The Carried Interest, if any, after the Distribution Period will be allocated to Declaration at the time that any distribution is made with respect to such investments.

No Tax Distributions; Possibility of Material Current Tax

An investment in the Fund is likely (if the Fund is successful) to generate significant tax liabilities for the Limited Partners.  However, no distributions will be made by the Fund to cover any taxes due on Limited Partners’ investments in the Fund.  Investors may not redeem capital from the Fund, and they must have other sources of capital available to them in order to pay such taxes.

Priority of Distributions

During the Distribution Period, all cash proceeds, as received by the Fund and subject to Reserves established by the Fund pursuant to the Limited Partnership Agreement and to the payment of Management Fees and expenses, will be allocated and distributed by the Fund to each Limited Partner and Declaration, in the following order of priority:

a.           First, 100% to such Limited Partner until such Limited Partner has received 100% of such Limited Partner’s Capital Contributions (irrespective of whether such Capital Contributions were used to make investments, pay Management Fees and expenses or any other purpose);

_________________________________________________________________________________
to reflect such Limited Partner’s Capital Contributions and share of the Fund’s income, gain, loss and deduction, and distributions made from such Capital Account.

b.           Second, 100% to such Limited Partner, until such Limited Partner has received the Hard Hurdle Return with respect to such Capital Contributions calculated from the time each such Capital Contribution was made through the date of each distribution;

c.           Third, Thereafter, (i) 80% to such Limited Partner, and (ii) 20% to Declaration.

The Hard Hurdle Return is 8%, compounded semi-annually.

There are no Carried Interest “catch up” payments in respect of the Hard Hurdle Return.  The Hard Hurdle Return reduces, solely for purposes of determining the Carried Interest, dollar-for-dollar the distributions deemed to be made to the Limited Partners (without, of course, in any respect reducing the distributions actually received by the Limited Partners).

The carried interest (“Carried Interest”) will be allocated (and subsequently distributed) by the Fund to Declaration as an allocable share of the Fund’s gains, not as a performance fee paid to a third party.  As a result, rather than Limited Partners being allocated 100% of the Fund’s gains and then receiving an ordinary deduction (i.e., a deduction which can offset ordinary income as well as capital gain) for a 20% performance fee, Limited Partners will receive no deduction, but the income allocated to them for tax purposes will be reduced by the amount of the Carried Interest.

Item 9.1(g)         Not Applicable

Item 9.2(a)          Not Applicable

Item 9.2(b)          Not Applicable

Item 9.2(c)          Not Applicable

Item 9.2(d)          Not Applicable

ITEM 9.3. – CONTROL PERSONS.

John Hancock is presumed to “control” the Fund as such term is defined under the 1940 Act because it owns more than 25% of the Fund’s voting securities.  See “Item 9.1(b) Management – Declaration Management & Research LLC” for more information on John Hancock.

ITEM 10.  – CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES.

The Fund is organized as a limited partnership under the laws of the State of Delaware and is expected be classified as a partnership for income tax purposes.

The beneficial interests in the Fund are divided into limited partnership interests.  The number of Interests in the Fund are unlimited.  Limited Partners have no preemptive or other rights to subscribe to any additional Interests or other securities issued by the Fund.  The minimum Capital Contribution of each Limited Partner to the capital of the Fund is such amount as the Board in its sole and absolute discretion may determine from time to time.  The amount of the initial Capital Contribution of each Limited Partner is recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund.  The Directors are not entitled to make voluntary contributions of capital to the Fund as Directors of the Fund, but may make voluntary contributions to the capital of the Fund as Limited Partners.  The Board has full power and authority, in their sole discretion, and without obtaining Limited Partner approval, (a) to issue original or additional Interests at such times and on such terms and conditions as they deem appropriate, and (b) to take such other action with respect to the Interests as the Board may deem desirable.

The Fund shall be dissolved only upon the occurrence of one of the following events: (a) the withdrawal, bankruptcy, or dissolution of the last remaining general partner, unless the business of the Fund is continued within 90 days following the occurrence of such event by the vote or written consent of a majority (as defined in the 1940 Act) of the Fund Percentages; (b) upon the recommendation of the General Partner and the affirmative vote to dissolve the Fund by a majority of the Directors (including the vote of a majority of the Independent Directors); or (3) upon the failure of Partners to approve successor Directors at a meeting called by the General Partner in accordance with Section 2.10(c) of the Limited Partnership Agreement when no Director remains to continue the business of the Fund.

The Fund, as permitted by the 1940 Act, may merge or consolidate with or into one or more limited partnerships formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

ITEM 10.2. – LONG-TERM DEBT.

Not applicable.

ITEM 10.3 – GENERAL.

Not applicable.

ITEM 10.4 – TAXES.

Tax Classification of the Fund

Declaration has been advised by Sidley Austin LLP that the Fund will be treated as a partnership for federal income tax purposes and not as an association taxable as a corporation or as a publicly traded partnership taxable as a corporation, based on its facts and circumstances and based on certain representations made to Sidley Austin LLP by Declaration.  This conclusion is not binding on the Internal Revenue Service (“IRS”) or on any court, and there can be no assurance that the IRS will not assert that the Fund should be treated as an association taxable as a corporation or as a publicly traded partnership taxable as a corporation.

If it were determined that the Fund should be classified for federal income tax purposes as an association taxable as a corporation or as a publicly traded partnership taxable as a corporation (as a result of a change in law, changes in IRS ruling guidelines or administrative positions, a change in facts or otherwise), income and losses of the Fund would be reflected on its own federal income tax return rather than being passed through to the Limited Partners, and the Fund would be required to pay federal income tax at corporate income tax rates on its net ordinary income and capital gains, thereby substantially reducing the amount of cash available for investment or for distribution to the Limited Partners.  Furthermore, all or a portion of any distributions made by the Fund to the Limited Partners could be treated as ordinary dividend income regardless of the source from which they were generated.  The following discussion assumes that the Fund will be treated as a partnership for federal income tax purposes.

Taxation of Limited Partners

The Fund, as a partnership, will not be subject to federal income tax.  Rather, each Limited Partner will be required to report on its federal income tax return such Limited Partner’s allocable share of the Fund’s income, gains, losses, deductions, credits and other items for the Fund’s taxable year ending with or within the Limited Partner’s taxable year, whether or not any distribution of cash or other property is made to the Limited Partner in that year.

At the end of each taxable year, items of Fund income, expense, gain, loss and deduction, as determined for federal income tax purposes, will be allocated among the Limited Partners that held Interests during such taxable year.  A Limited Partner’s distributive share of such items for federal income tax purposes generally is determined by the allocations made pursuant to the Limited Partnership Agreement, unless the items so allocated do not have “substantial economic effect” and are not in accordance with the Limited Partners’ interests in the Fund.  Under the Limited Partnership Agreement, tax allocations are generally made in a manner consistent with the financial allocations made to the Limited Partners’ Capital Accounts and therefore either should have substantial economic effect or should be in accordance with the Limited Partners’ respective interests in the Fund.

Accrual of Interest and Effect of Payment Uncertainty

The Fund will be an accrual method taxpayer for federal income tax purposes, and will generally be required to take interest income into account as it accrues rather than when it is paid.  However, the Fund may generally not be required to include interest in income as it accrues if the interest is “uncollectible” when the right to receive the income becomes fixed.  This factual standard, which must be met in order for an accrual method taxpayer to cease to accrue interest on the basis that the interest in it is uncollectible, is difficult to apply in any particular case, and the IRS may disagree with any determination by the Fund that interest is uncollectible.  Generally, accrual of interest income for federal income tax purposes may not cease unless it is reasonably certain that the interest will not be collected.

In addition, if the Fund holds debt instruments that are issued with original issue discount, such original issue discount will be includible in taxable income in accordance with the rules concerning original issue discount.  It is unclear whether the holder of a debt instrument issued with original issue discount may cease to accrue such original issue discount where the issuer’s ability to pay on the debt instrument is doubtful.  The IRS has generally taken the position in audits and examinations that there is no “uncollectibility” exception to the accrual of original issue discount, despite its similarity to accrued and unpaid interest.

To the extent that the Fund purchases debt instruments at a discount that were not issued at a discount, that discount may be “market discount” under the Code and any accrued market discount required to be reported as income upon the receipt of a partial principal payment will be treated as ordinary income for federal income tax purposes.

On the other hand, if any “security” held by the Fund becomes worthless, any loss resulting therefrom will be treated as a capital loss under Section 165(g) of the Code rather than an ordinary loss.  A “security” includes a share of stock in a corporation or any debt instrument issued by a corporation or government with interest coupons or in registered form.  The deductibility of capital losses is subject to significant limitations under the Code.

If partial payments on a debt instrument are received by the Fund in a circumstance in which it is reasonably certain that (i) not all amounts due under the debt instrument will be paid, (ii) less than the principal amount of the debt instrument will ultimately be paid, or (iii) the Fund will not even recover the amount of its investment in the debt instrument, the treatment of such partial payments, whether as interest or as market discount or as a return of capital, is unclear.  It is possible that the Fund may be required to report ordinary income upon the receipt of such partial payments and to claim a bad debt or worthless security loss, which may be characterized as a capital loss subject to significant limitations on deductibility, upon the final liquidation of its interest in that debt instrument.

In certain circumstances, holdings by the Fund in debt securities may result in ordinary income being reported in earlier tax years with respect to such securities that may ultimately be offset only by capital losses in later years upon the final liquidation or the partial or total worthlessness of such securities.

As the Fund will hold a substantial part of its portfolio in debt securities, Limited Partners may be required to include in income accrued interest and original issue discount, which will be ordinary income, with respect to debt instruments held by the Fund even though there is uncertainty as to whether such amounts will ever be received by the Fund.  If an item of income is accrued and subsequently becomes uncollectible, the effect is a deduction, rather than the elimination of the accrual, even if the item becomes uncollectible in the same tax year that it is accrued.  Accordingly, Limited Partners may be subject to character mismatches where the Fund is required to accrue an amount of interest or original issue discount with respect to a capital asset which is subsequently sold at a loss.

Limitations on Deductibility of Fund Losses by Limited Partners

The amount of any Fund loss that a Limited Partner is entitled to include on its income tax return is limited to such Limited Partner’s adjusted tax basis for its Interest as of the end of the Fund’s taxable year in which such loss occurred.  Generally, a Limited Partner adjusted tax basis for its Interest is the amount paid for such Interest reduced (but not below zero) by such Limited Partner share of losses and expenses, and any distributions made to such Limited Partner, and increased by such Limited Partner’s share of the Fund’s income, including gains, and additional Capital Contributions made by such Limited Partner.

Cash Distributions

Cash received from the Fund by a Limited Partner as a distribution generally is not reportable as taxable income by such Limited Partner, except to the extent such distribution exceeds such Limited Partner’s adjusted tax basis for its Interest.  Any such excess is taxable to such Limited Partner as gain from the sale or exchange of such Interest.  Because allocations of Fund income increase the tax basis for a Limited Partner’s Interest at the end of the taxable year, cash distributions during the taxable year could result in taxable gain to a Limited Partner even though no gain would result if the same cash distributions were made following the Fund’s allocation of income at the end of the taxable year.

A cash distribution in respect of all of a Limited Partner’s Interest should generally result in the recognition of capital gain or loss for federal income tax purposes.  Such gain or loss will be equal to the difference, if any, between the amount of such distribution and the Limited Partner’s adjusted tax basis for its Interest (including such Limited Partner’s distributive share of the Fund’s income or loss for the year of such distribution).  Such capital gain or loss will be short-term or long-term depending upon the Limited Partner’s holding period for its Interest.  However, if this fund holds unrealized receivables, a redeeming Limited Partner will recognize ordinary income to the extent of such Limited Partner’s share of the gain on such unrealized receivables (as determined pursuant to the Code).  For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable, with respect to which a redeeming Limited Partner would recognize ordinary income.

Distributions in Kind

The Fund may make distributions in kind rather than in cash.  In general, a Limited Partner will not recognize gain or loss on the distribution of property (other than cash as described above).  The Limited Partner’s tax basis for any distributed property (other than property distributed in liquidation of the Limited Partner’s Interest) will be the same as the Fund’s tax basis in such property immediately prior to the distribution but not in excess of the Limited Partner’s tax basis for its Interest.  A Limited Partner which receives an in kind distribution of property in liquidation of its Interest will have a basis in such property equal to such Limited Partner’s adjusted basis in its Interest, reduced by any money distributed in the transaction.  Under certain circumstances, distributions of marketable securities are treated for federal income tax purposes as though they were distributions of cash in an amount equal to their fair market value as of the date of the distribution.  However, the Fund may qualify for an exception to such treatment available for investment partnerships.

Debt Restructuring

There are a number of uncertainties under federal income tax law relating to debt restructurings.  In general, a “significant modification” of a debt obligation is treated as a taxable event, with the resulting gain or loss measured by the difference between the principal amount (or, in some cases, the fair market value) of the debt after the modification and the holder’s tax basis in such debt before the modification. Other than for certain modifications specified in Treasury Regulations, the determination of whether a modification is “significant” is based on all of the facts and circumstances.  Therefore, it is possible that the IRS could take the position that a restructuring of a debt instrument acquired by the Fund amounts to a “significant modification” that should be treated as a taxable event even if the Fund did not so treat the restructuring on its tax return.  A restructuring that results in a “significant modification” could also result in the conversion of market discount into original issue discount, causing holders to have to accrue discount income currently.

Tax on Capital Gains and Losses

The maximum tax rate for non-corporate taxpayers on adjusted net capital gain is 15% for most gains recognized on or before December 31, 2010.  Adjusted net capital gain is generally the excess of net long-term capital gain (the net gain on capital assets held for more than 12 months) over net short-term capital loss (the net loss on capital assets held for 12 months or less).  Capital losses are deductible by non-corporate taxpayers only to the extent of capital gains for the taxable year plus $3,000.  Net short-term capital gain (i.e., net gain on assets held for 12 months or less) is subject to tax at the same rates as ordinary income.  In general, a non-corporate taxpayer is not permitted to carry back a capital loss to prior taxable years.

Foreign Taxes and Foreign Tax Credits

Interest and dividends paid on securities of foreign issuers held by the Fund may be subject to taxes imposed by a foreign country.  Subject to the requirements and limitations imposed by the Code, Limited Partners may elect to claim their allocable share of any such foreign taxes paid by the Fund as a foreign tax credit against their federal income tax liability.  Pursuant to the Treasury Regulations under Section 704(b) of the Code, foreign tax credits must be allocated in accordance with the receipts that generate such credits.  Limited Partners who do not elect to claim a foreign tax credit may claim a deduction for their allocable share of such foreign taxes (subject to other applicable limitations on the deductibility of such taxes).

Taxation of Foreign Currency Transactions Relating to Investment in Foreign Securities

Certain trading by the Fund in securities of foreign issuers may constitute “Section 988 transactions.” Section 988 transactions include entering into transactions in which the amount paid or received is denominated in terms of a nonfunctional currency (or determined by reference to the value thereof) other than the taxpayer’s “functional” currency (i.e., the U.S. dollar in the case of the Fund).  In general, foreign currency gain or loss on Section 988 transactions is treated as ordinary income or loss.  Various tax elections relating to the characterization of gains or losses attributable to such transactions may be available to the Fund.

Trading and Investing in Derivatives

The Fund may invest in and trade derivative instruments, the proper tax treatment of which may not be entirely free from doubt. Limited Partners will be required to treat any such derivatives for federal income tax purposes in the same manner as they are treated by the Fund. In addition, the U.S. Treasury Department has issued proposed regulations that address the timing and character of contingent non-periodic payments on notional principal contracts. If finalized in their current form, these regulations could affect the tax treatment of payments on derivatives treated as notional principal contracts.  Potential investors should consult their tax advisers regarding an investment in a partnership, like the Fund, that invests and trades in derivatives.

General Tax Considerations

Limited Deduction for Certain Expenses

The Management Fee and other expenses of the Fund may be subject to the limitations imposed on miscellaneous itemized deductions, which as to individuals are deductible on a limited basis under Section 67(c) of the Code.  Specifically, expenses subject to such limitations are deductible by a non-corporate taxpayer for federal income tax purposes only to the extent that those expenses, when combined with its other expenses deductible under Section 67(c) of the Code for the year, exceed 2% of its adjusted gross income (and would not be deductible at all for alternative minimum-tax purposes).  The deductible portion of those expenses is further reduced by an amount equal to the lesser of (i) 3% of an individual’s adjusted gross income that exceeds a threshold amount; and (ii) 80% of the amount of the individual taxpayer’s miscellaneous itemized deductions otherwise allowable for that taxable year (the “3% phase-out”).  For tax years beginning after December 31, 2005, and before January 1, 2010, the 3% phase-out will be reduced every two years.  The 3% phase-out will be eliminated for tax years beginning after December 31, 2009.

Carried Interest

The Carried Interest will be reported by the Fund for tax purposes as a distributable share of the Fund’s taxable profit allocated to Declaration rather than to the Limited Partners in accordance with their respective interests in the Fund.  The IRS could contend that the Carried Interest should be treated as an “advisory fee” subject to the limitations on deductibility described above.

“At Risk” Limitation on Deductibility of Losses

A Limited Partner that is subject to the “at risk” limitations (generally, non-corporate taxpayers and certain closely held corporations) may not deduct losses of the Fund (including capital losses) to the extent that they exceed the amount it has “at risk” with respect to its interest in the Fund at the end of the year.  The amount that a Limited Partner has “at risk” is generally the same as its adjusted tax basis in its

Interest, except that it generally does not include any amount that it has borrowed on a non-recourse basis or from a person who has an interest in the Fund or a person related to such person.  Losses denied under the “at risk” limitations are suspended and may be deducted in subsequent years, subject to these and other applicable limitations.

Passive Activity Rules

The investment activities of the Fund do not constitute a “passive activity,” with the result that losses resulting from a Limited Partner’s “passive activities” cannot be offset against the Fund’s income.

Syndication Fees

Neither the Fund nor the Limited Partners will be entitled to any deduction for any placement and/or referral fees paid to persons who introduce prospective investors.

Potential Consequences of Transfers of Interests

If immediately after a Limited Partner transfers an Interest, the Fund’s adjusted basis in its property exceeds the fair market value of such property by more than $250,000, the Fund generally will be required to adjust the basis of its property with respect to the transferee Limited Partner.  The Fund may make an election, if available, to eliminate the requirement to make such a basis adjustment.

Taxation of Tax-Exempt Partners

Generally, qualifying tax-exempt organizations, including pension and profit-sharing plans, are exempt from federal income taxation. This general exemption from tax does not apply to the “unrelated business taxable income” (“UBTI”) of a tax-exempt organization.  UBTI includes “unrelated debt-financed income,” which, for any taxable year, generally consists of (i) income derived by a tax-exempt organization (directly or through a partnership) from income-producing property with respect to which there is “acquisition indebtedness” at any time during the taxable year and (ii) gains derived by a tax-exempt organization (directly or through a partnership) from the disposition of property with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of such disposition.

The Fund may not incur debt to finance its investment and trading activities.  If the Fund does not incur debt to finance its investment and trading activities, generally none of the income or capital gains recognized by the Fund should constitute “unrelated debt-financed income” under Section 514 of the Code.  However, if the Fund did incur such debt notwithstanding this prohibition, some of the income or capital gains recognized by the Fund may constitute “unrelated debt-financed income” under Section 514 of the Code.  To the extent that income or gain of the Fund is characterized as “unrelated debt-financed income,” a tax-exempt investor in the Fund would be required to report such income or gain as UBTI and would be required to pay federal income taxes on such UBTI at the same rate as applicable to corporations or trusts (currently 35%).  It is also possible that the IRS could assert that the amount of “unrelated debt-financed income” allocable to a tax-exempt investor exceeds the amount of net income allocable to such investor because, in general, only certain portions of the Fund’s trading activities may be debt-financed, and losses on other trading might not be allowed to offset gains on debt-financed trading.

In addition, income and gain recognized by a tax-exempt investor through its investment in the Fund will be treated as UBTI to the extent such tax-exempt investor borrowed funds that constitute “acquisition indebtedness” within the meaning of Section 514 of the Code to purchase its Interests in the Fund.

A charitable remainder trust that recognizes any UBTI in any taxable year is subject to a 100% tax on all of the trust’s UBTI earned during such year.  Accordingly, an investment in the Fund may not be an appropriate investment for a charitable remainder trust and may be unsuitable for other tax-exempt investors.

Taxation of Non-U.S. Partners

Based on statutory “safe harbors”, the Fund will not be considered to be engaged in a U.S. trade or business, so long as (i) it is not considered a dealer in stocks, securities or commodities, and does not regularly offer to enter into, assume, offset, assign, or terminate positions in derivatives with customers, (ii) the Fund’s U.S. business activities (if any) consist solely of investing in and/or trading stocks or securities, commodities of a kind customarily dealt in on an organized commodity exchange (if the transaction is of a kind customarily consummated at such place) and derivatives for its own account, and (iii) any entity in which the Fund invests that is treated as a disregarded entity or partnership for federal income tax purposes is not engaged in, or deemed to be engaged in, a U.S. trade or business. The Fund intends to conduct its affairs in conformity with the statutory safe harbors.

Assuming the Fund is not engaged in, or deemed to be engaged in, a U.S. trade or business, non-U.S. Limited Partners (except as those described below) will generally not be subject to federal income tax on their allocable share of Fund income and the gain realized on the sale or disposition of Interests. However, such non-U.S. Limited Partners will be subject to a 30% U.S. withholding tax on the gross amount of their allocable share of income that is (i) U.S. source interest income that falls outside the “portfolio interest” exception or other available exception to withholding tax, (ii) U.S. source dividend income, and (iii) any other U.S. source fixed or determinable annual or periodical gains, profits, or income.

Non-U.S. Limited Partners who are resident alien individuals of the United States (generally, individuals lawfully admitted for permanent residence, or who have a “substantial presence,” in the United States) or for whom their allocable share of Fund income and gain, and the gain realized on the sale or disposition of a Fund interest, is otherwise effectively connected with their conduct of a U.S. trade or business will be subject to federal income taxation on such income and gains.

In addition, in the case of a non-resident alien individual, any allocable share of capital gains will be subject to a 30% federal income tax (or lower treaty rate if applicable) if (i) such individual is present in the United States for 183 days or more during the taxable year and (ii) such gain is derived from U.S. sources. Although the source of such gain is generally determined by the place of residence of the non-U.S. Limited Partners, resulting in such gain being treated as derived from non-U.S. sources, source may be determined with respect to certain other criteria resulting in such gain being treated as derived from U.S. sources. Non-resident alien individuals should consult their tax advisors with respect to the application of these rules to their investment in the Fund.

If, notwithstanding the Fund’s intention, the Fund were engaged in, or deemed to be engaged in, a U.S. trade or business for a taxable year, non-U.S. Limited Partners would also be deemed to be so engaged by virtue of their ownership of Fund interests and each non-U.S. Limited Partner would be required to file a federal income tax return for such year and pay tax on its income and gain that is effectively connected with such U.S. trade or business at the tax rates applicable to similarly situated U.S. persons.  In addition, any non-U.S. Limited Partners that is a corporation for federal income tax purposes may be required to pay a branch profits tax equal to 30% (or lower treaty rate, if applicable) of the dividend equivalent amount for the taxable year.

State and Local Taxes

In certain cases, the Fund or its Limited Partners may be subject to state and local taxes in states in which the profits of the Fund are deemed to be sourced.  Each Limited Partner may be required to report and pay state and local tax on such Limited Partner’s distributive share of the profits of the Fund in the state and municipality in which the Limited Partner resides and/or other jurisdictions in which income is earned by the Fund.

Tax Audits

The tax treatment of Fund items is determined at the Fund level rather than at the Limited Partner level.  Declaration is the “Tax Matters Partner” of the Fund with the authority to determine the Fund’s response to an audit.  The limitations period for assessment of deficiencies and claims for refunds with respect to items related to the Fund is generally 3 years after the Fund’s return for the taxable year in question is filed, and Declaration has the authority to, and may, extend such period with respect to all Limited Partners.  Certain tax positions which Declaration may elect to take on behalf of the Fund may increase the chance that the Fund’s return will be audited.  If an audit results in an adjustment, all Limited Partners, current and former, may be required to pay additional tax, interest and, possibly, penalties.  There can be no assurance that the Fund’s tax return will not be audited by the IRS or that no adjustments to such returns will be made as a result of such an audit.

EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH AND MUST RELY ON SUCH PROSPECTIVE INVESTOR’S OWN TAX ADVISERS REGARDING THE TAX CONSEQUENCES OF INVESTING IN THE FUND.

ITEM 10.5 – OUTSTANDING SECURITIES.

      As of May 15, 2008, the Fund received unfunded commitments of $211,000,000.  On May 16, 2008, the Fund received $52,750,000 in capital contributions and, accordingly as of such date, the Fund had $52,750,000 in outstanding limited partnership interests.

ITEM 10.6 – SECURITIES RATINGS.

Not applicable.

ITEM 11– DEFAULTS AND ARREARS ON SENIOR SECURITIES.

Not applicable.

ITEM 12 – LEGAL PROCEEDINGS.

Not applicable.

ITEM 13 – TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.

Page

General Information and History	B-1
Investment Objective and Policies	B-1
Management	B-3

Control Persons and Principal Holders of Securities	B-7
Investment Advisory and Other Services	B-7
Portfolio Management	B-9
Brokerage Allocation and Other Practices	B-10
Tax Status	B-10
Financial Statements	B-11

PART B

STATEMENT OF ADDITIONAL INFORMATION

JUNE 6, 2008

DMR MORTGAGE OPPORTUNITY FUND LP

ITEM 14.  COVER PAGE.

Part B of this Registration Statement on Form N-2 of DMR Mortgage Opportunity Fund LP should be read in conjunction with Part A.  Capitalized terms used in this Part B and not otherwise defined have the meanings given them in Part A of this Registration Statement.

ITEM 15. – TABLE OF CONTENTS.

ITEM 16. – GENERAL INFORMATION AND HISTORY.

Not applicable.

ITEM 17. – INVESTMENT OBJECTIVE AND POLICIES.

Part A contains basic information about the investment objective, policies and limitations of the Fund.  This Part B supplements the discussion in Part A of the investment objective, policies, and limitations of the Fund.

The Fund’s investment objective is to provide investors with attractive returns through long-biased opportunistic investing in stressed, distressed and other undervalued mortgage-backed securities and related fixed-income assets.  It is anticipated that the Fund’s returns (if any) will be captured through the cash flow generated by the securities it acquires at discounted prices and  through capital appreciation.

Declaration will employ a “bottom-up” approach to security selection, seeking to identify assets which may be acquired at prices below their intrinsic value. Declaration will acquire investments over a 12- to 24- month period, using analysis at the loan level and modeling the structural characteristics of each transaction. Declaration has a value orientation in security selection, seeking a margin of safety or cushion between likely, estimated performance expectations and extreme loss outcomes.  This value orientation is particularly applicable to the Fund, which has been formed to invest in an opportunity set characterized by material undervaluations of a number of credit instruments and is based on practical experience that quantitative models and base case loss and prepayment assumptions do not fully describe risk. In determining a reasonable purchase price for assets, Declaration will seek an expected return profile which should hold up to a margin of slippage in its loss forecasts.

The Fund will not be diversified, but rather has been formed as a “special purpose vehicle” in an attempt to capitalize on mortgage credit market conditions that began in 2007 and are expected to prevail beyond the second quarter of 2008.  The Fund seeks to produce consistent absolute returns by applying an asset-level bottom-up analysis combined with multiple stress scenario analysis to find value opportunities in mortgage credit markets.  Declaration believes that there are numerous opportunities in the mortgage credit markets that can allow the Fund to benefit from favorable changes in prepayment speeds, default rates and structural step-downs.

The Fund intends to invest in debt securities that are sold at a discount, including non-investment grade and non-rated securities.  These investments will consist primarily of residential mortgage-backed securities, commercial mortgage-backed securities, second lien loans and structured finance collateralized debt obligations, but also may include mortgage-related corporate credits and other mortgage-related investments.  The Fund also may employ interest rate and credit derivatives for risk mitigation.

The Fund may not incur any indebtedness for borrowed money.

An investment in the Interests is speculative and involves a high degree of risk.  The investment opportunity from which Declaration is seeking to profit in the currently disrupted credit markets also involves an unusually high degree of risk. There can be no assurance that the Fund will achieve its objectives.  Investors must be prepared to lose all or substantially all of their investment in the Interests.

Investment Guidelines

From the end of the Draw Period to the end of the Reinvestment Period, Declaration intends to adhere to the following investment guidelines in implementing the Fund’s investment strategy:

The Fund will not invest more than 5% of its Net Asset Value in any single position.

The Fund may invest up to 100% of its Net Asset Value in residential mortgage-backed securities (“RMBS”).

The Fund will not invest more than 35% of its Net Asset Value in commercial mortgage-backed securities (“CMBS”) and collateralized debt obligation (“CDO”) positions primarily backed by CMBS, combined.

The Fund will not invest more than 25% of its Net Asset Value in structured finance CDOs primarily backed by RMBS, and will not invest in any structured finance CDO issue rated below Aa3/AA- at the time of its initial issuance.

The Fund will not invest in long credit default swap (“CDS”) positions (i.e., the Fund will not enter into CDS as a seller of credit protection under CDS positions).

The Fund will not invest more than 35% of its Net Asset Value in short credit positions; all short CDS positions will be entered into for risk mitigation purposes only.

The Fund will not invest more than 15% of its Net Asset Value in corporate credit instruments, each of which must be mortgage- or mortgage-industry related.

Compliance with the foregoing investment guidelines will be measured on (1) the first business day after the end of the Draw Period, (2) the end of the Reinvestment Period and (3) the trade date of each new investment made between dates (1) and (2).  Market movements, distributions and other factors may result in the Fund’s portfolio exceeding any one or more of the foregoing limits at any given point in time.  Furthermore, due to the illiquidity of the Fund’s portfolio and difficulty in valuing its positions, allocations to specific holdings or sectors may from time to time exceed one or more of the foregoing guidelines.  Declaration will not be required to liquidate positions in order to bring the Fund’s portfolio into compliance with the foregoing limits.  In general, Declaration will not be liable for the Fund exceeding any one or more of the foregoing investment guidelines provided that Declaration has not acted in bad faith.

No Diversification Requirement

Other than the foregoing investment guidelines, Declaration will not be subject to any formal diversification requirements in investing the Fund’s portfolio.  Within the credit market sector, the Fund’s positions may be concentrated as to type of instrument, issuer, duration and any other dimension.

There can be no assurance that the investment objective of the Fund will be achieved, that its concentrated investment strategy will be successful or that the Fund will avoid substantial or total losses.

ITEM 18. — MANAGEMENT.

The Board of the Fund (the “Board”) has overall responsibility to manage and control the business operations of the Fund on behalf of its members.  At least a majority of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act.  Subject to the provisions of the Limited Partnership Agreement and Delaware law, the Directors have all powers necessary and convenient to carry out this responsibility.

The Directors and officers of the Fund, their addresses, their dates of birth, and descriptions of their principal occupations during the past five years are listed below.

Name, Address, and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors
William T. Lloyd	Director	Since Inception	Managing Director, Pergamon Advisors (2007 until May 30, 2008); Founder and Managing Director, Coral Bay Capital LLC (2006 to present); Director and Research Portfolio Strategist, Bridgewater Associates (2003 to 2006); Managing Director, Barclays Capital (1997 to 2003); Director, iBoxx Ltd. (2001-2003)	1	Director, Coral Bay Capital

Paul F. Malvey	Director	Since Inception	Consultant, World Bank/International Monetary Fund (1995 to present); Financial Market Consultant, Barclays Capital (2003 to 2006)	1	None
David Sislen	Director	Since Inception	Founder and President, Bristol Capital Corporation (1986 to present); Director, Landmark Land Company (2004 to present)	1	Director, Landmark Land Company
Directors who are “Interested Persons”
William P. Callan, Jr.	Director, President and Chief Executive Officer	Since Inception	President, Declaration Management & Research LLC	1	Declaration Management & Research LLC
Officers

Name, Address, and Birth Date	Positions Held with Fund	Principal Occupation(s) During the Last Five Years
William P. Callan, Jr.	President and Chief Executive Officer	President, Declaration Management & Research LLC
Lester Guillard III	Vice President and Chief Financial Officer	Senior Vice President (since 2006), Vice President (2002 to 2006), Declaration Management & Research LLC
James E. Shallcross	Chief Investment Officer	Executive Vice President (since 2005), Senior Vice President (1999 to 2005), Declaration Management & Research LLC
Carole R. Parker	Chief Compliance Officer	Vice President & Chief Compliance Officer (since 2004), Vice President (2003 to 2004), Declaration Management & Research LLC
Edmund H. Price	Secretary	Senior Vice President & General Counsel (since 2006), Declaration Management & Research LLC; Senior Counsel, John Hancock Life Insurance Company (2002 to 2006)
Scott L. Barnes	Controller and Assistant Secretary	Vice-President, Declaration Management & Research LLC

Committees of the Board

The Board has formed an Audit Committee that is responsible for: overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board.  The Audit Committee recommends the selection, retention, or termination of the Fund’s auditors, evaluates their independence, and reviews their fees.  The Audit Committee currently consists of each of the Fund’s Independent Directors.

The valuation committee of the Fund (the “Valuation Committee”), subject to the oversight of the Board, generally reviews the Fund’s valuation methodologies, valuation determinations, and any information provided to the Valuation Committee by the Adviser.  The Valuation Committee has been assigned to act in accordance with the Fund’s valuation procedures as approved by the Board.  Changes in its membership are subject to Board notification.  The Board reviews matters arising from the Valuation Committee’s considerations.  Limited Partners may request information about the members of the Valuation Committee by written request to the Fund.

The Board has formed a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee has the power to nominate directors of the Fund who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, and to nominate officers of the Fund and appoint officers of the Fund to serve until the next meeting of the Board succeeding such action.  The Committee currently consists of each of the Fund’s Independent Directors.  The Nominating Committee does not currently have a policy regarding whether it will consider nominees recommended by Limited Partners.

All actions taken by a committee of the Board will be recorded and reported to the full Board at their next meeting following such actions.

Director Ownership of Securities

The dollar range of equity securities owned by each Director is set forth below.(1)

Name of Director	Dollar Range of Equity Securities in the Fund as of May 15, 2008(1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies as of May 15, 2008(1)
Independent Directors
William T. Lloyd	None	None
Paul F. Malvey	None	None
David Sislen	None	None
Interested Director
William P. Callan, Jr.(2)	None	None

(1)	The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.

(2)	Interested Person as defined under the 1940 Act. Interested Persons who are employees of Declaration and/or any of its Affiliates and who serve as Directors do not receive compensation from the Fund.

Independent Director Ownership of Securities

The table below provides information regarding the ownership by each Independent Director (and his immediate family members) of securities of the Adviser or the placement agent, and the ownership of securities in an entity controlling, controlled by or under common control with the Adviser or the placement agent (not including registered investment companies), as of May 15, 2008.

Name of Director	Name of Owners and Relationship to Director	Company	Title of Class	Value of Securities	Percentage of Class
William T. Lloyd	N/A	N/A	N/A	$0	N/A
Paul F. Malvey	N/A	N/A	N/A	$0	N/A
David Sislen	N/A	N/A	N/A	$0	N/A

Director Compensation

The Fund pays each Independent Director a fee of $1,000 per Board meeting ($250 in the case of a telephonic Board meeting), plus an annual retainer of $16,000.  Mr. Sislen, as chairman of the Audit Committee, will receive an additional annual fee of $1,000.  In addition, the Fund will reimburse each of the Independent Directors for travel and other expenses incurred in connection with attendance at such meetings.  Each of the Independent Directors is a member of the Audit Committee and/or Nominating and Corporate Governance Committee, and receives a fee for each meeting attended.  Other officers and Directors of the Fund receive no compensation.

Directors and officers of the Fund also may be trustees/directors and officers of some or all of the other investment companies managed by the Adviser or its affiliates (the “Fund Complex”), including the Master Fund.

The following table summarizes the compensation paid to the Directors of the Fund, including Committee fees, for the period beginning upon the commencement of Fund operations through December 31, 2008.

NAME OF DIRECTOR	AGGREGATE COMPENSATION FROM FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT
William T. Lloyd	13,666.67	N/A	N/A
Paul F. Malvey	13,666.67	N/A	N/A
David Sislen	14,666.67	N/A	N/A

ITEM 19. – CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

John Hancock is presumed to “control” the Fund as such term is defined under the 1940 Act because it owns more than 25% of the Fund’s voting securities.  See “Item 9.1(b) Management – Declaration Management & Research LLC” for more information on John Hancock.

ITEM 20. – INVESTMENT ADVISORY AND OTHER SERVICES.

Under the Investment Advisory Agreement, the Fund has delegated to Declaration Management & Research LLC, a registered investment adviser with headquarters at 1800 Tysons Boulevard, Suite 200, McLean, Virginia 22102, plenary authority over the investment and trading activities of the Fund, subject to the ultimate supervision of and subject to any policies established by the Board and the requirements of the 1940 Act.

Declaration is an indirect wholly-owned subsidiary of John Hancock Life Insurance Company (“John Hancock”).  John Hancock, an indirect wholly-owned subsidiary of Manulife Financial Corporation (“Manulife Financial”), is one of the largest life insurance companies in the United States. Founded in 1862, John Hancock offers a broad range of financial products and services, including whole life, term life, variable life, and universal life insurance, as well as college savings products, fixed and variable annuities, long-term care insurance, mutual funds and various forms of business insurance.

Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide.  Operating as Manulife Financial in Canada and Asia, and primarily through John Hancock in the United States, Manulife Financial offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$400 billion as of March 31, 2008.

Declaration currently serves as investment adviser for a number of institutional clients, including managed accounts and investment funds, and Declaration and its affiliates in the future intend to serve as investment manager for other such clients.  Declaration may simultaneously or at different times seek to purchase or sell investments for the Fund and any other investment fund for which Declaration serves as investment manager, or for its other clients or affiliates. In addition to third-party client accounts, Declaration manages accounts of affiliates or accounts that may combine affiliate, employee and/or third party funds.

The Investment Advisory Agreement has an initial term of two years, and will continue in effect year to year thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of: (i) a majority of the members of the Fund’s Independent Directors, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the Fund’s Board or the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund.  The Investment Advisory Agreement may nevertheless be terminated at any time, on 60 days’ written notice, by the Fund’s Board, by vote of holders of a majority in interest of the Limited Partners, or by Declaration as investment adviser.  The Investment Advisory Agreement will also be automatically be terminated in the event of its “assignment” for purposes of the Advisers Act or the 1940 Act (unless consent to such assignment has been obtained).

The Management Fee will be paid to Declaration by the Fund in arrears as of the end of each month.  The Management Fee will be 1/12 times a 1.50% annual rate times of the aggregate Invested Capital of each Limited Partner.

During the Reinvestment Period, Invested Capital will equal the aggregate Capital Contributions to the Fund.

During the Distribution Period, Invested Capital will be recalculated as of the end of each month, and will equal (a) the aggregate Capital Contributions to the Fund minus (b) the product of (1) distributions made to investors in the Fund and (2) the Adjustment Factor.

The Adjustment Factor is the ratio (expressed as a percentage not exceeding 100%) of (a) aggregate Invested Capital as of the end of the preceding month to (b) the Net Asset Value of the Fund as of the end of the preceding month.

The Adjustment Factor has the effect of reducing the base on which the Management Fee is calculated to reflect returns of capital to Limited Partners during the Distribution Period.

No Management Fee will apply after the end of the Distribution Period.

Management Fees (as well as the Fund’s expenses) are paid from the proceeds of Capital Calls and/or of investments.

Item 20.2                      Not Applicable

Item 20.3                      Not Applicable

Item 20.4                      Not Applicable

Item 20.5                      Not Applicable

Item 20.5                      Not Applicable

Item 20.6                      Custodian

LaSalle Bank National Association, 540 West Madison Street, Chicago, IL 60661, is the custodian of the Fund’s assets pursuant to a custodian services agreement, under which LaSalle, among other things:  clears and settles all securities transactions, custody the Fund’s assets, opens and maintains separate accounts in the Fund’s name; makes cash payments from the accounts for purposes set forth in the agreement; holds securities in accounts; releases and delivers or exchanges securities owned by the Fund as set forth in the agreement; collects and receives for the account of the Fund all income, property, and similar items; settles purchased securities upon receipt.

Item 20.7    Legal Counsel, Independent Registered Public Accounting Firm, Administrator

Sidley Austin LLP, 787 Seventh Avenue, New York, New York  10019, acts as legal counsel to the Fund.

LaSalle Bank National Association also serves as the administrator to the Fund.

LaSalle assists the Fund with day-to-day administrative matters, provides the Fund with transaction services and financial and accounting services, furnishes the Fund with periodic and special reports, statements, and other information, and acts as the Fund’s registrar and transfer agent.  The Fund will pay customary fees and expenses to LaSalle.

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, will serve as the Independent Registered Public Accounting Firm for the Fund.

Item 20.8      Not Applicable

ITEM 21. – PORTFOLIO MANAGEMENT.

The Portfolio Manager

Compensation of Portfolio Managers

Declaration’s investment professionals are compensated under a common comprehensive program. Individual initiative and achievement are acknowledged and encouraged, but Declaration’s compensation program is designed to recognize company-wide accomplishments. Declaration’s policy on compensation is to pay salaries and incentives at or above the median for investment management firms in Boston and New York. In addition, employees are eligible to participate in a three-part Incentive Compensation Plan, which is comprised of the following:

(i) Investment Performance Incentives: This is the largest component of the plan. For each account managed, this bonus pool represents a variable percentage of account revenue based upon short and long term absolute and competitive performance. All employees other than the President participate in this pool.

(ii) Profitability Incentives: Certain managers and senior staff members are eligible for compensation based upon Declaration’s financial performance. This pool is also adjusted up and down by asset performance as well.

(iii) Senior Management Incentives: Certain senior officers have a non-voting share of the firm’s profits. The payment of this incentive accumulates in a deferred compensation plan over a period of years.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.  This information is provided as of May 15, 2008.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
James E. Shallcross	0

Portfolio Manager Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of Declaration.  The tables below show, for each portfolio manager, the number and asset size of (i) SEC-registered investment companies (or series thereof) other than the Fund, (ii) pooled investment vehicles that are not registered investment companies, and (iii) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager.  The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  This information is provided as of April 30, 2008.

Other SEC-Registered Investment Companies Managed

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
James E. Shallcross	8	$3,522,000,000	0	N/A

Other Pooled Investment Vehicles Managed

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicles with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
James E. Shallcross	1	$47,000,000	1	$47,000,000

Other Accounts Managed

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
James E. Shallcross	5	$1,158,000,000	N/A	N/A

ITEM 22 - BROKERAGE ALLOCATION AND OTHER PRACTICES.

LaSalle Bank National Association is the Fund’s administrator and custodian.  LaSalle will clear and settle all securities transactions and will also serve as the custodian of the Fund’s assets.  All custodied assets will be held in the name of the Fund. Certain of the Fund’s assets held by custodians will be segregated from the custodians’ own property, while other Fund assets held as collateral or margin may not be, and, accordingly, may not be recoverable in the event of the custodian’s insolvency.

Declaration uses reasonable efforts to obtain the best net prices and execution for all orders placed with respect to the Fund, considering all circumstances that are relevant in its reasonable determination.  Declaration is not obligated to select a broker or dealer solely on the basis of the rate of commission or the spread it offers.  Subject to the objective of obtaining best prices and execution, Declaration may take into consideration the full range and quality of services furnished by brokers and dealers.

Declaration assumes no responsibility for the actions or omissions of any broker or dealer selected by Declaration in good faith.

ITEM 23. – TAX STATUS.

Information on the taxation of the Fund is incorporated by reference from the section titled “Taxes” (see item 10.4.) in the Fund’s Registration Statement on Form N-2.

It is expected that the Fund will be treated as a partnership for federal income tax purposes, and not as an association or publicly traded partnership taxable as a corporation.

ITEM 24. - FINANCIAL STATEMENTS.

Report of Independent Registered Public Accounting Firm

To the General Partner and Limited Partners of
DMR Mortgage Opportunity Fund LP

In our opinion, the accompanying statement of assets, liabilities and partners' capital presents fairly, in all material respects, the financial position of the DMR Mortgage Opportunity Fund LP  (the “Fund”) at May 19, 2008, in conformity with accounting principles generally accepted in the United States of America.  This financial statement is the responsibility of the Fund’s management; our responsibility is to express an opinion on this financial statement based on our audit.  We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 23, 2008

DMR Mortgage Opportunity Fund LP
Statement of Assets, Liabilities and Partners’ Capital
May 19, 2008

Assets:	Amount

Cash	52,750,000

Total Assets	52,750,000

Liabilities and Partners' Capital

Liabilities	-

Partners' Capital
General Partner's Capital	25,000
Limited Partners’ Capital	52,725,000
Total Partners' Capital	52,750,000

Total Liabilities and Partners' Capital	52,750,000

See notes to financial statement

DMR Mortgage Opportunity Fund LP
Notes to Financial Statement
May 19, 2008

Note 1 – Organization

DMR Mortgage Opportunity Fund LP (the “Fund”) is a recently organized Delaware limited partnership. The management of the Fund has registered the Fund under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company.

Under the supervision of the Board of Directors, Declaration Management & Research LLC (“Declaration”), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) serves as the Fund’s investment adviser. Declaration also serves as the Fund’s general partner.

The Fund’s investment objective is to provide investors with attractive returns through long biased opportunistic investing in stressed, distressed and other undervalued mortgage-backed securities and related fixed income assets. It is anticipated that the Fund’s returns (if any) will be captured through the cash flow generated by the securities it acquires at discounted prices and through capital appreciation.

Declaration will employ a “bottom up” approach to security selection, seeking to identify assets which may be acquired at prices below their intrinsic value. Declaration will acquire investments deliberately over a 12- to 24-month period, utilizing analysis at the loan level and modeling the structural characteristics of each transaction. Declaration has a value orientation in security selection, seeking a margin of safety or cushion between likely, estimated performance expectations and extreme loss outcomes. This value orientation is particularly applicable to the Fund, which has been formed to invest in an opportunity set characterized by material undervaluations of a number of credit instruments, and is based on practical experience that quantitative models and base case loss and prepayment assumptions do not fully describe risk. In determining a reasonable purchase price for assets, Declaration will seek an expected return profile which should hold up to a margin of slippage in its loss forecasts.

The Fund will not be diversified, but rather has been formed as a “special purpose vehicle” in an attempt to capitalize on mortgage credit market conditions that began in 2007 and are expected to prevail beyond the second quarter of 2008. The Fund seeks to produce consistent absolute returns by applying an asset-level bottom-up analysis combined with multiple stress scenario analysis to find value opportunities in mortgage credit markets. Declaration believes that there are numerous opportunities in the mortgage credit markets that can allow the Fund to benefit from favorable changes in prepayment speeds, default rates and structural step-downs.

The Fund intends to invest in debt securities that are sold at a discount, including non-investment grade and non-rated securities. These investments will consist primarily of residential mortgage-backed securities, commercial mortgage-backed securities, second lien loans and structured finance collateralized debt obligations, but also may include mortgage-related corporate credits and other mortgage-related investments. The Fund also may employ interest rate and credit derivatives for risk mitigation.

The Fund is a recently organized closed-end, non-diversified management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem or withdraw their investments.

Note 2 – Significant Accounting Policies

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to operate so that it will be treated as a partnership for federal income tax purposes and not as an association or a “publicly traded partnership” taxable as a corporation. Accordingly, the Fund will not be subject to federal income tax, and each Limited Partner will be required to report on its own annual tax return such Limited Partner’s share of the Fund’s taxable income, gain, or loss.

No distributions will be made by the Fund to cover any taxes due on Limited Partners’ investments in the Fund. Investors may not redeem capital from the Fund, and they must have other sources of capital available to them in order to pay such taxes.

Organization Expenses, Non Public Offering Costs and Other Expenses

The investment adviser of the Fund will pay all organizational and offering costs of the Fund. The Fund will pay its own operating costs, including trading, financing, insurance legal, accounting, auditing, reporting and filing costs, as well as the fees of the Fund’s administrator and custodian. The Fund will also be responsible for the fees and expenses of the Fund's independent directors.

Note 3 – Partners’ Capital

As of May 19, 47% of the Fund’s partners’ capital was held by one independent limited partner and 41% of such capital was held by subsidiaries of Manulife Financial Corporation, which also owns 100% of Declaration.

Each limited partner participates pro rata in the Fund’s distributions in accordance with its fund percentage until such limited partner has received 100% of such limited partners' capital contributions.  Then each limited partner is entitled to distributions up to a hard hurdle return of 8%, compounded semi-annually.  Thereafter, 80% of the distributions will be made to such limited partner and 20% to Declaration.

Note 4 – Public Offering

On or around the end of the Draw Period, defined from the May 15th, 2008 through the earlier of the date of all Capital Commitments (defined in Note 5) have been drawn down and May 15, 2009, Declaration proposes and the Board intends to cause the Fund to register its limited partnership interests (“Interests”) under the Securities Act of 1933, as amended (the “Securities Act”), and publicly offer up to $50 million of Interests at Net Asset Value (plus any applicable sales charge) to certain “Eligible Public Offering Investors,” unless at such time the Board determines that adequate investment opportunities for the Fund are no longer available. Each “Eligible Public Offering Investor” will be required to meet the qualifications specified in the Fund’s Securities Act registration statement. Among other qualifications, each Eligible Public Offering Investor must be a “qualified client,” as defined in Rule 205-3 of the

Advisers Act. The registration of the Fund under the 1940 Act and the registration of the Interests under the Securities Act are separate and distinct regulatory procedures.

Note 5 – Capital Commitments

Capital Commitments, defined as the amount of capital contributions which the General Partner and each Limited Partner agrees, in such General and Limited Partner’s Subscription and Capital Commitment Agreement, to make to the Fund.  As of May 19, 2008, Committed Capital was $211,000,000.

Note 6 – Related Party Transactions

As discussed in the note above, Manulife Financial Corporation owns 100% of Declaration.  The Fund will pay management fees in arrears as of the end of each month.  The management fee will by 1/12 times a 1.50% annual rate times the aggregate invested capital of each limited partner.  There are no special fee arrangements for the related party.

Note 7 – Uncertainty, Volatility of Valuations and Other General Risks

The prevailing asset-backed and mortgage credit market conditions which create the mispricings on which the Fund will seek to capitalize may also make it difficult to determine the realizable value of the Fund’s portfolio.  Although Declaration expects that third party valuations will be available for most of the Fund’s investments, that availability may change and require a material portion of those investments to be valued based on “manager marks,” “fair value adjustments,” models or theoretical values in accordance with the Board-approved valuation procedures. Moreover, the market valuations provided by securities dealers may differ from the prices at which such dealers would be willing to trade. These differences could be material in relation to the Fund’s financial statements taken as a whole.  Although valuation of the Fund’s investments will be in accordance with Board-approved procedures and subject to the Board’s review, the currently disrupted market conditions of the asset-backed and mortgage credit markets in which the Fund will trade materially increases the uncertainty of valuations.

Among additional risks that prospective investors should note are the following:  The Fund’s portfolio will not be diversified; the Fund’s strategy will focus on the credit markets.  These markets have recently been subject to significant disruptions.  The undiversified character of the Fund’s portfolio can be expected to increase risk and volatility. The Fund’s portfolio will primarily include distressed credit investments with respect to which the timing and amount of principal and interest payments are uncertain.  The fair value of certain of the Fund’s illiquid positions may be difficult to establish. The Fund’s portfolio will have material exposure to interest-rate changes.  The Fund may hold a number of investments which become involved in bankruptcy and insolvency proceedings. No redemptions may be made with respect to the Interests, and there will be no market for them.]

PART C
OTHER INFORMATION

Item 25.       Financial Statements and Exhibits.

Exhibit Number
(1)		Financial Statements:
Included in Part B. Financial Statements
(2)		Exhibits:
	(a)	(i) Certificate of Limited Partnership.
(ii) Amended and Restated Limited Partnership Agreement, dated as of May 15, 2008.
	(b)	Not applicable.
	(c)	Not applicable.
	(d)	Not applicable.
	(e)	Not applicable.
	(f)	Not applicable.
	(g)	Form of Investment Advisory Agreement between Declaration and the Registrant.
	(h)	Form of Master Placement Agency Agreement.
	(i)	Not applicable.
	(j)	(i) Form of Custodial Agreement between LaSalle and the Registrant.
	(k)	(i) Form of Administrative Services Agreement between LaSalle and the Registrant.
	(l)	Not applicable.
	(m)	Not applicable.
	(n)	Not applicable.
	(o)	Consent of Independent Registered Public Accounting Firm.
	(q)	Not applicable.
	(r)	(i) Combined Code of Ethics of the Registrant and Adviser.
(ii) See (r)(i).
(iii) Code of Ethics for Senior Officers of the Registrant.

Item 26.  -  Marketing Arrangements.

Not applicable.

Item 27.  – Other Expenses of Issuance and Distribution.

Not applicable.

Item 28.  – Persons Controlled By or Under Common Control.

See Item 19 included in Part B of this Registration Statement.

Item 29.  – Number of Holders of Securities.

As of May 16, 2008, the Fund had the following number of record owners of Interests:

Title of Class                                                   Number of Record Holders
Limited Partnership Interests                                                               5

Item 30.  - Indemnification.

           A policy of insurance covering the Fund (in connection with its investment activities) and its Directors and officers (in connection with their management duties) has been obtained to insure such parties against liability and defense costs arising from claims alleging, among other things, error, neglect or breach of fiduciary duty.  Article II, Section 2.8 of the Registrant’s Limited Partnership Agreement is as follows:

(a) The Fund shall indemnify, defend, and hold harmless each Declaration Party, the Directors and, as the General Partner may determine, the agents, advisors, and consultants of the Fund (each also an “Indemnified Party”), from and against any loss, cost, expense, liability, fees (including attorneys’ fees and expenses), and damages suffered or sustained by such Indemnified Party by reason of any acts or omissions, or alleged acts or omissions, arising out of the activities of an Indemnified Party, reasonably believed by such Indemnified Party to be on behalf of the Fund or in furtherance of the interests of the Fund, provided that those acts or omissions are not Finally Determined to constitute conduct for which such Indemnified Party would be subject to liability under the standard of liability set forth in Section 2.7.

(b) An Indemnified Party shall be entitled to receive advances from the Fund to cover the cost of defending any claim or action against such Indemnified Party; provided, that such Indemnified Party enters into a written agreement that all such advances shall be repaid to the Fund (without interest) if it is Finally Determined that such Indemnified Party is not entitled to indemnity under Section 2.8(a) and otherwise complies with the requirements of the 1940 Act.

(c) The rights of an Indemnified Party to indemnification shall survive the dissolution of the Fund and the death, withdrawal, declaration of legal incapacity, dissolution or Bankruptcy of such Indemnified Party.

Item 31.  – Business and Other Connections of the Investment Adviser.

a.	Declaration Management & Research LLC, a registered investment adviser, serves as the investment adviser to other institutional and privately managed accounts.

b.	Business and other connections of the directors and officers of Declaration are set forth below.

Name and Current Position with Declaration	Business and Other Connections During the Past 2 Fiscal Years
Warren A. Thomson, Chairman and Director	John Hancock Life Insurance Company and affiliates, Boston, Massachusetts; Director; Executive Vice President
Ronald J. McHugh, Director	John Hancock Life Insurance Company; Boston, Massachusetts; Senior Vice President
John M. DeCiccio, Director	Hancock Natural Resource Group, Inc.; Boston, Massachusetts; Director Independence Investments LLC; Boston, Massachusetts; Director (Directorship ended March 2006)
Janis L. Largesse, Director	John Hancock Life Insurance Company, Boston, Massachusetts; Assistant Vice President
Bond Griffin, CFA, Vice President	Hyperion Brookfield Asset Management; Assistant Vice President (2003 to 2006)

Item 32.  – Location of Accounts and Records.

The accounts and records of the Fund are located at 1800 Tysons Boulevard, Suite 200, McLean, Virginia 22102.

Item 33.  – Management Services.

Not applicable.

Item 34.  - Undertakings.

Not applicable.

SIGNATURES

Pursuant to the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Fairfax and the Commonwealth of Virginia on 6 of June, 2008.

DMR MORTGAGE OPPORTUNITY FUND LP

By:	/s/ William J. Callan, Jr.
Name: William J. Callan, Jr.
Title: President